                                                                   EXHIBIT 10.20

[*] IMPORTANT NOTE: Certain material, indicated by four asterisks ("****"), has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                                   CDMA 1900


                                   SPRINTCOM

                     ADDITIONAL AFFILIATE SUPPLY AGREEMENT

                                    BETWEEN

                               ILLINOIS PCS, LLC

                                      AND

                             NORTEL NETWORKS INC.

                               TABLE OF CONTENTS


     ARTICLE                                                                PAGE
     -------                                                                ----
 1.  DEFINITIONS                                                               1
 2.  SCOPE                                                                     7
 3.  PURCHASE ORDERS                                                           8
 4.  PRICE                                                                     9
 5.  FINANCING                                                                 9
 6.  PAYMENT                                                                  10
 7.  DELIVERY, RISK OF LOSS, TITLE                                            12
 8.  WARRANTIES, REMEDIES AND LIMITATION OF WARRANTIES AND                    13
     REMEDIES AND DISCLAIMERS OF WARRANTIES AND LIABILITY
 9.  FORCE MAJEURE                                                            17
10.  PATENT OR COPYRIGHT INFRINGEMENTS                                        18
11.  SOFTWARE LICENSE                                                         19
12.  SOFTWARE CHANGES                                                         19
13.  REMEDIES                                                                 20
14.  ACCEPTANCE TESTING                                                       21
15.  COVERAGE, INTERFERENCE AND THIRD-PARTY FACILITIES                        22
16.  REGULATORY COMPLIANCE                                                    23
17.  CHANGES                                                                  23
18.  CONDITION OF INSTALLATION SITE(S)                                        25
19.  RELEASE OF INFORMATION                                                   25
20.  CONFIDENTIALITY                                                          26
21.  INTERCONNECTION                                                          26
22.  ANNEXES                                                                  27
23.  GENERAL                                                                  28

ANNEXES
Annex 1   -   Equipment/Pricing
Annex 2   -   Services
Annex 3   -   Turnover and Acceptance Notices
Annex 4   -   Seller Warranty Services
Annex 5   -   Software License
Annex 6   -   Documentation
Annex 7   -   Adjunct Platforms

                                   CDMA 1900
                                   SPRINTCOM
                     ADDITIONAL AFFILIATE SUPPLY AGREEMENT

AGREEMENT dated May 24, 1999, by and between Illinois PCS, LLC (hereinafter referred to as "Buyer") an Illinois corporation with offices located at 111 East 1/st/ Street, Geneseo, Illinois 61254 and Nortel Networks Inc., a Delaware corporation with offices located at 2221 Lakeside Boulevard, Richardson, Texas 75082-4399 (hereinafter referred to as "Nortel" or "Seller").

                                  WITNESSETH:

WHEREAS, SprintCom has designated Buyer an Additional Affiliate and Seller has approved such designation in accordance with the Nortel/SprintCom contract dated October 1, 1997 ("SprintCom Contract"); and

WHEREAS, Buyer desires to purchase certain equipment and/or services from Seller;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereby agree as follows:

1.    DEFINITIONS

      As used herein, the following capitalized terms have the following meanings:

1.1 "Additional Affiliate" shall mean any entity designated by SprintCom and approved by Seller which has been licensed by the FCC or otherwise has the right to provide PCS in the United States, but which is not an Initial Affiliate provided that, (i) SprintCom or any Initial Affiliate has at least a ten percent (10%) equity ownership in such entity, or (ii) such entity is controlled by or under the common control with SprintCom or any Initial Affiliate, or (iii) there exists between SprintCom and the entity an Additional Affiliate Arrangement.

1.2 "Additional Affiliate Arrangement" shall mean a formal arrangement related to or in connection with SprintCom's buildout of the Nationwide Network or any part thereof between SprintCom and a party to be designated an Additional Affiliate under the terms of SprintCom Contract, which arrangement will include, an agreement on marketing and any one or more of the following: backhaul, common billing, resale agreements and/or revenue sharing; provided that roaming agreements and/or arrangements alone will not by themselves constitute Additional Affiliate Arrangements.

1.3 "Additional Affiliate List Price" shall mean those list prices contained in the SprintCom Contract; such list prices are not inclusive of SprintCom discounts or Financing Premiums.

1.4 "Add-on Equipment" shall mean the Equipment other than that comprising a portion of the Initial System, which Equipment requires Seller's engineering and Installation/Commissioning Services.

1.5 "Adjunct Platform" shall mean third party hardware and/or software, onto which Seller has added software in support of the applications listed in Annex 7 ("Value-added Software") and in some cases, integrated such third-party hardware and Value-added Software into a system providing peripheral functionality for the Switch, all more fully described in Annex 7, "Adjunct Platforms."

1.6 "Affiliates" shall mean the collective reference to the Initial Affiliates and the Additional Affiliates.

1.7 "Applicable Permits" shall mean any waiver, exemption, zoning, building, variance, franchise, permit, authorization, approval, license or similar order of or from any North American or foreign, federal, state, provincial, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over all or any part of any PCS System, the Nationwide Network or the Work to be performed pursuant to the terms of this Agreement.

1.8 "Approved CIQ" shall mean a Customer Information Questionnaire for ordered Switch(es) or BSCs, which such Customer Information Questionnaire has been executed by authorized representatives of both parties.

1.9 "Base Station Controller (`BSC')" shall mean Seller engineered Equipment providing radio channel management between the Switch and the BTS. The BSC includes the Base Station Manager ("BSM").

1.10 "Base Transceiver Station (`BTS')" shall mean Seller engineered Equipment, controlled by the BSC, providing the radio link with mobile subscribers.

1.11 "Code Division Multiple Access (`CDMA')" shall mean CDMA-based telecommunication services provided by the System, operational in the 1900 MHz band.

1.12 "Commissioning" shall mean the on-site validation of Equipment performance by Seller in accordance with the standard test procedures of Seller and/or the applicable OEM Equipment vendor, as such procedures are more fully described in Section 14.1 and Schedule A of Annex 2 provided, however, that validation of certain OEM Equipment (i.e., Commissioning Criteria not included under Schedule A of Annex 2) may be at additional charge to Buyer.

1.13 "Defects and Deficiencies" "Defects or Deficiencies," or "Defects" shall mean any one or a combination of the following items: (a) when used with respect to the performance of Services (including performance by Seller's subcontractors), such Services that are not provided in a workmanlike manner and in accordance with the standards and/or specifications set forth herein; (b) when used with respect to structures, materials, and Equipment (whether provided by Seller or Seller's subcontractors), such items that are not new and of good quality and free from improper workmanship and defects in accordance with the standards and/or specifications set forth herein or established hereunder and standards of good procurement, manufacturing and construction; (c) in general, (i) Work (including Work by Seller's subcontractors) that does not conform to the specifications and/or requirements of this Agreement, or (ii) any engineering, start-up activities, materials, Equipment, tools, supplies, or training, as applicable, that (1) does not conform to the standards and/or specifications set forth herein or established hereunder, (2) has inferior workmanship, or (3) would materially and adversely affect the ability of Equipment and/or Services to meet the applicable performance criteria specified herein on a consistent and reliable basis.

1.14 "Designated Switch Site" shall mean with respect to the Switch, the location designated by the Buyer to the Seller in the applicable Switch Purchase Order to which the Seller is required to deliver, Install and Commission such Switch.

1.15 "Documentation" shall mean System documentation, whether in written or electronic form, delivered to Buyer in the medium set forth in Buyer's Purchase Order, such media being more fully described in Annex 6, ("Documentation"). All Documentation delivered to Buyer shall be subject to any copyright and confidentiality restrictions.

1.16 "Equipment" shall mean either singularly or collectively the Nortel-manufactured Hardware and Software products provided hereunder. The terms of this Agreement applicable to "Equipment" shall also be deemed to apply to OEM Equipment, unless otherwise expressly excluded in this Agreement and subject to the limitations set forth in Subsection 2.1.5 hereof.

1.17 "Hardware" shall mean the Nortel manufactured CDMA 1900 MHz hardware components as may comprise a System, Add-on Equipment, or Merchandise.

1.18 "Initial Affiliates" shall mean the collective reference to those companies listed in Schedule 3 of the SprintCom Contract.

1.19 "Initial System" shall mean the System and Services initially being provided hereunder as set forth in Section 1.0 of Annex 1.

1.20 "Installation" shall mean the installation of Equipment by Seller as set forth in Schedule A of Annex 2.

1.21 "Installation Site" shall mean the location (continental United States) specified in Buyer's Purchase Order for Installation of Equipment.

1.22 "Merchandise" shall mean miscellaneous components of Hardware, with respect to which no engineering, Installation, or Commissioning are to be provided by Seller.

1.23  "MTA" shall mean major trading area as defined by the FCC.

1.24 "Nationwide Network" shall mean all of the PCS Systems built or to be owned and/or operated by SprintCom or its Affiliates in Canada, Mexico and the United States.

1.25 "Network" shall mean Buyer's System dimensioned by Seller to interconnect to the PSTN and intra-System nodes (i.e., Switch, BSC, BTSs) and to such other nodes which may be further defined.

1.26 "OEM Equipment" shall mean miscellaneous items of non-Nortel equipment made available for sale to Buyer by Seller under this Agreement, not integrated into the Hardware during the manufacturing process.

1.27 "PCS System" shall mean all Equipment, tools and Software, all system locations and any property located thereof necessary or required to provide personal communication service in a given specified geographic area, as defined in the SprintCom Contract or the Sprint Spectrum L.P. Contract, whichever is applicable.

1.28 "Project Management" shall mean those Services provided by Seller relative to certain aspects of project management as described in Schedule C in Annex 2, pursuant to a Purchase Order accepted by Seller.

1.29 "Project Schedule" shall mean those delivery, installation and/or in-service dates agreed to by Buyer and Seller.

1.30 "Purchase Order" shall mean any purchase order issued by Buyer hereunder to Seller pursuant to Article 3 of this Agreement.

1.31 "RF Engineering Services" shall mean those RF engineering Services provided by Seller pursuant to a Purchase Order accepted by Seller and in accordance with a mutually agreed to statement of work.

1.33 "Services" shall mean those services performed by Seller under this Agreement.

1.33 "Ship Date" shall mean the scheduled date agreed upon by Buyer and Seller as the date on which the appropriate Equipment shall be shipped.

1.34 "Software" shall mean (a) the proprietary and/or third party software computer programs (consisting of firmware and logic instructions in machine-readable code residing in, or intended to be loaded in Hardware memories which provide basic logic, operating instructions and user-related application instructions, but excluding customer data) as well as associated documentation used to describe, maintain and use the programs which are integral to any Hardware furnished to Buyer; and (b) any Software Enhancements, Software Release and Software Upgrades furnished to the Buyer hereunder. Any reference herein to Equipment or Software being "sold," "purchased" or the like is understood to be a reference in fact to the program being licensed.

1.35  "Software Combined Release" has the meaning ascribed thereto in Section
      12.3.

1.36 "Software Enhancements" shall mean modifications or improvements made to the Software which improve performance or capacity of the Software or which provide additional functions to the Software.

1.37 "Software Release" shall mean (a) the base operating Software for each of the Switch, BSC and/or BTS Equipment, together with certain standard incremental subscriber and/or carrier software features included at Seller's sole discretion, such base operating Software and standard subscriber and/or carrier features together forming a base load ("Base Load") as well as, (b) in addition to the Base Load, certain features that may be activated in increments at Buyer's option ("Optional Features") upon payment of the applicable fees, including by way of example and not by limitation, Software features associated with an Adjunct Platform, which may include Value-added Software, as described in Annex 7 hereof.

1.38 "Software Upgrades" shall mean periodic updates to the Software issued by the Seller to the Buyer under Warranty and Software maintenance obligations to correct Defects or Deficiencies in the Software (which may be referred to by the Seller as "patches").

1.39 "Specifications" shall mean the specifications and performance standards of the Equipment as set forth in the applicable sections of Northern Telecom Practices ("NTPs"), incorporated herein by reference, including statements in the NTPs as to conformance with specific Standards. Seller shall have the right, at its sole discretion to modify, change or amend the Specifications at any time.

1.40  "SprintCom" shall mean SprintCom Inc., a Kansas corporation.

1.41 "Standards" shall mean interim and/or final version(s) of technical specifications derived by an ANSI accredited standards organization, governing the operational and/or interface standards for CDMA 1900 equipment.

1.42 "Standing Time" shall mean any interruption or delay in the Project Schedule caused by Buyer.

1.43 "Switch" shall mean a Seller engineered DMS-MTX and/or DMS-100W, as applicable, providing CDMA 1900 switching functions.

1.44 "System" shall mean the combination of a Switch, and each of one or more BSC(s) and BTS(s) furnished hereunder.

1.45 "Term" shall mean the period commencing on the date first set forth above (hereinafter "Effective Date") and ending three (3) years therefrom, unless terminated earlier in accordance with the terms and conditions hereof, or unless extended by the mutual agreement of the parties hereto.

1.46   "Work" shall mean performance of the Services as described in Annex 2.

2.     SCOPE

2.1 During the Term, in accordance with this Agreement and a Purchase Order for Equipment and/or Services which has been accepted by Seller, Seller shall:

2.1.1 provide Project Management Services as an agent for and on behalf of Buyer for project activities in accordance with Schedule C of Annex 2;

2.1.2 carry out the Installation (or have installed) and Commissioning of Equipment at the applicable Installation Site in the continental United States substantially in accordance with the applicable Project Schedule set forth in Schedule A of Annex 2;

2.1.3 upon payment of the applicable fees, and in accordance with Annex 5 hereof, grant to Buyer a nonexclusive license to use all Software associated with, and integral to, Hardware purchased by Buyer hereunder;

2.1.4 furnish OEM Equipment to Buyer, including Adjunct Platforms, subject to such OEM vendor's then-current applicable terms, conditions and specifications, and in the case of Adjunct Platforms, in accordance with the terms set out in Annex 7, "Adjunct Platforms";

2.1.5 for System purchases, provide Buyer with on-site technical support in accordance with Schedule A of Annex 2.

2.2 During the Term, in accordance with a Purchase Order for Equipment and/or Services which has been accepted by Seller, Buyer shall:

2.2.1 Purchase Equipment and/or Services including all Services required for Installation and Commissioning of all Switch and Switch related Equipment, and license use of the Software as listed in and described in Annex 1 in accordance with the terms of this Agreement;

2.2.2 Perform Buyer's duties as set forth in this Agreement, including by way of example, but not by way of limitation, those duties set forth in Annex 2 in accordance with the Project Schedule;

2.2.3 Insure that only qualified technicians perform any maintenance and/or repair to the Equipment during the Hardware Warranty Period, which maintenance and/or repair shall be confined to routine tasks performed in accordance with Seller provided documentation;

2.2.4  Not unreasonably withhold Acceptance, as defined in Article 14.

3.     PURCHASE ORDERS

3.1 Notwithstanding that a Purchase Order may not refer to this Agreement, any Purchase Order for Equipment and/or Services issued during the Term of this Agreement shall be deemed to have been issued pursuant to this Agreement and shall be governed by the terms and conditions of this Agreement, unless the parties expressly agree to the contrary in writing (duly signed by authorized representatives of both parties). Buyer hereby expressly agrees that except for non-conflicting administrative terms as provided below, any additional or preprinted terms or conditions on the applicable Purchase Order, shall be null, void and of no effect. Each such Purchase Order shall specify:

3.1.1 The description of the ordered Equipment and/or Services, including any identification referenced in the price list herein attached as Annex 1;

3.1.2  Requested place and date of delivery as previously agreed by Seller;

3.1.3 Applicable Price for the ordered Equipment and/or Services as set forth in Annex 1 or as may be separately quoted by Seller from time to time;

3.1.4 Prices for RF Engineering Services, Customer Acceptance Support Services, as set forth in Annex 2, Schedule B, Equipment Installation and Commissioning and

       Project Management Services to be quoted by Seller, together with a mutually agreed Installation and Commissioning schedule;

3.1.5  Installation Site(s) where applicable;

3.1.6 Other appropriate information as may be required by Seller necessary to fill the Purchase Order such as Buyer's floor plan and frequency plan; and

3.1.7  Location to which the applicable invoice shall be rendered for payment.

3.2 Buyer agrees to issue a Purchase Order, within five (5) days of execution of this Agreement for the purchase of the Initial System set forth in
       Article 1 of Annex 1 hereof and notwithstanding anything to the contrary contained in Article 17 of the Agreement, Buyer further agrees that, upon issuance, such Purchase Order shall be firm and non-cancelable. Buyer agrees to accept delivery of all such Equipment and Services no later than November 30, 1999.

3.3    Any Purchase Order issued by Buyer and not rejected in writing within ten
       (10) business days after receipt by Seller shall be deemed accepted.

4.     PRICE

4.1 As set forth in Annex 1, the price ("Price") for any Equipment and Services shall consist of (i) the Price of the Initial System Purchase Order or any subsequent Purchase Orders; (ii) unit list Prices for Hardware, Merchandise, and Services; (iii) license fees to use the Software associated with such Hardware; and (iv) for OEM Equipment and Services, the Prices as may be quoted by Seller from time to time.

4.2 Unless otherwise specified, Prices are exclusive of Seller's charges for any Services associated therewith.

4.3 The Prices are exclusive of any taxes, which shall be the responsibility of Buyer pursuant to Section 6.4 hereof.

5.     FINANCING

5.1 In the event that under separate agreement Seller shall provide financing to Buyer in conjunction with certain Buyer's purchases under this Agreement, the following conditions shall be applicable:

5.1.1 Seller shall have no obligation to ship the Initial System or any portion thereof, until such time as either (i) Seller has formally committed a financing facility to the Buyer which is satisfactory to Seller, such facility having been approved by Seller's senior management, and all preconditions to such financing have been satisfied; or (ii) Seller determines that Buyer has completed a financing facility with a third party reasonably satisfactory to Seller, such facility is available to be drawn upon, and all preconditions to such financing have been met. Buyer shall provide all reasonable assistance requested by Seller necessary for Seller to make such determination including the necessary documentation to evaluate the financial soundness of any third party lender providing financing for Buyer's purchases hereunder. Seller shall have no obligation to ship any additional Equipment or perform any additional Services until such time as Seller has accepted Purchase Orders with respect thereto and subject to any credit arrangements agreed upon in connection with such Purchase Orders.

5.1.2 Buyer agrees to purchase and take delivery of Equipment and Services in a net amount (net Price, after applicable Equipment discounts, but exclusive of sales taxes) totaling not less than thirty-two million dollars ($32,000,000) during the Term ("Volume Commitment"); provided, such Volume Commitment is subject to the execution of the financing agreement between Buyer and Seller as described above. Only Purchase Orders issued under this Agreement shall accrue toward the Volume Commitment.

5.1.3 The Price for any Equipment and Services purchased under this Agreement and financed by Seller shall include an additional **** percent (****%) ("Financing Premium") over Additional Affiliate pricing as set forth in Annex 1.

5.2 Notwithstanding the foregoing, Buyer expressly acknowledges that Seller makes no commitment and has no obligation whatsoever to provide financing to Buyer under this Agreement, and any commitment to provide financing on the part of Seller shall be made only in a separate financial agreement.

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

6.       PAYMENT

6.1 With respect to Purchase Orders for Equipment that include Installation and Commissioning Services therefor, Seller shall invoice Buyer in accordance with the following schedule:

6.1.1    Equipment and Services

6.1.1.1 100% of the Hardware Price contained in Purchase Orders shall be invoiced by Seller incrementally upon shipment of the Hardware.

6.1.1.2 100% of the Services Prices contained in Purchase Orders shall be invoiced by Seller, (i) upon completion of such Service, or (ii) at the end of each month in which such Service(s) were performed, whichever occurs first.

6.1.2    Software Fees

6.1.2.1 100% of the first Software Fee for the LWW Software Package (wireless features only) as described Section 2.5 of in Annex 1 applicable to each Switch will be invoiced upon the earlier of (i) the commercial, revenue-producing service of each Switch, or (ii) ninety (90) days after Buyer's Acceptance of Sellers Installation of such Switch pursuant to Schedule A of Annex 2. Thereafter, annual Software Fees for any such Switch will be invoiced annually on the anniversary date of the first such invoice.

6.2 Any additional monies that become due to Seller (including, without limitation, Merchandise orders, freight, such items as are described in
         Section 6.4, license fees described in Article 2 of Annex 1, Equipment purchases wherein Installation is not provided by Seller, or OEM Equipment not part of the original System order) shall be invoiced one hundred percent (100%) upon shipment or, in the case of Software license fees, upon implementation of such Software. Any cancellation charges due Seller pursuant to Section 17.5 shall be invoiced upon receipt of Buyer's written cancellation notice. Incidental and/or additional Services not included under Section 6.1 shall be invoiced monthly as performed or upon completion, whichever occurs first. If portions of an Installation and/or Commissioning are delayed for a period longer than sixty (60) days following the applicable Ship Date due to no fault of Seller, Seller may invoice Buyer for the milestone set forth in Subsection 6.1.1.2 on a per Installation Site basis.

6.3 Buyer shall pay all amounts invoiced by Seller pursuant to this Article 6 within thirty (30) days from the date of Seller's invoice therefor. All past due amounts (collectively, "Past Due Amounts") shall bear interest at the rate of one and one-half percent (1 1/2%) per month (or such lesser rate as may be the maximum permissible rate under applicable law), beginning with the date on which the applicable Past Due Amount was due and payable.

6.4 Buyer shall promptly reimburse and/or pay Seller, upon demand, or shall pay directly, if so requested by Seller, all taxes and charges, including without limitation, penalties and interest, imposed by any federal, state, or local governmental or taxing authority, relating to the purchase, license, ownership, possession, use, operation or relocation of Equipment or Services provided by Seller under this Agreement, excluding, however, all taxes computed upon the net income of Seller. To the extent Seller is required by law to collect such taxes (state or local), one hundred percent (100%) thereof shall be added to invoices as separately stated charges and paid in full by Buyer, unless the Buyer is exempt from such taxes and furnishes Seller with a certificate of exemption in a form reasonably acceptable to Seller prior to issuance of such invoice. Buyer shall hold Seller harmless from any and all claims levied by a proper taxing authority for such taxes, including any interest, penalties or late charges due to Buyer's failure to perform hereunder. Buyer's obligations pursuant to this Section 6.4 shall survive the expiration of termination of this Agreement.

6.5 Until the total Price for each Purchase Order is paid to Seller, Seller shall retain and Buyer hereby grants to Seller a purchase money security interest in the Equipment, and Buyer shall cooperate with Seller in perfecting such interest.

6.6 Prior to payment in full of the Price and all additional monies due to Seller, without written permission of Seller, Buyer shall not sell or lease Equipment purchased by it, or assign any license to use the Software, or allow any liens or encumbrances to attach to any such Equipment, or remove such Equipment or Software from the Installation Site.

7.     DELIVERY, RISK OF LOSS, TITLE

7.1 Equipment shall be priced and shipped F.O.B. place of initial delivery location. Switch and/or BSC Equipment shall be shipped to the Installation Site(s). BTS Equipment shall be shipped to Buyer's designated delivery location (i.e., a staging center or warehouse). Buyer shall be responsible for the coordination of all BTS delivery arrangements required to comply with Project Schedule dates and for freight and handling charges from Buyer's initial delivery location to the Installation Sites.

7.2 Title and risk of loss or damage to any Equipment furnished by Seller to Buyer in accordance with this Agreement shall pass to Buyer at the point and on the date of shipment. Seller warrants to Buyer that such title shall be good and clear title, free and clear of all liens and encumbrances. The foregoing notwithstanding, title to Software shall not pass to Buyer at any time.

7.3 Not later than thirty (30) days prior to the earliest Ship Date relating to any of the items covered by the applicable Purchase Order, Buyer may notify Seller that Buyer (i) does not wish to receive shipment of any Equipment on the Ship Date, or (ii) that Buyer's facilities are not prepared pursuant to Annex 2 hereof in sufficient time for Seller to make delivery pursuant to the Ship Date. In such case Seller shall have the right to place such Equipment in storage and Buyer shall be liable for all additional transportation, demurrage, loading, storage, and associated costs thereby incurred by Seller. The shipment of Equipment to a storage location as provided in this Section 7.3 shall be deemed to constitute shipment of the Equipment for purposes of invoicing as set forth in Subsection 6.1.1.1, passage of title and risk of loss, and commencement of the Hardware Warranty Period.

8. WARRANTIES, REMEDIES AND LIMITATION OF WARRANTIES AND REMEDIES AND DISCLAIMERS OF WARRANTIES AND LIABILITY

8.1    Hardware Warranty

8.1.1 Seller warrants that for a period of **** from the date of Buyer's Acceptance of the Hardware furnished under this Agreement ("Hardware Warranty Period"), the Hardware shall be free from defects in material and workmanship, and shall conform to the applicable portions of the Specifications. Any and all claims for

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

       breach of this warranty are conclusively deemed waived unless made during the Hardware Warranty Period. Performance of Seller's obligations hereunder shall not extend the Hardware Warranty Period, except that any Hardware repaired, replaced or corrected during this period shall continue to be warranted for the balance of the Hardware Warranty Period.

8.2    Service Warranty

8.2.1 With respect to Services furnished under this Agreement, Seller warrants that for a period of one (1) year from the date of completion of such Service provided by the Seller pursuant to the terms of this Agreement ("Service Warranty Period"), such Services will be, (i) in compliance with all material applicable laws and material Applicable Permits in effect at the time of the completion of such Services, and (ii) free from Defects or Deficiencies in design, materials, workmanship or otherwise.

8.3    Software Warranty

       Seller warrants that for a period of **** commencing on the date of Seller's Acceptance of the Software ("Software Warranty Period"), provided the Software is not altered by Buyer, and provided the Software is used in conjunction with the Hardware purchased under this Agreement and such Hardware has been maintained in accordance with Seller's recommended maintenance procedures, the Software shall function during the Software Warranty Period without defects which materially affect Buyer's use of the Software in accordance with Seller's Specifications for the Software. In the event the Software fails to so perform and Buyer's use of the System is materially affected by such failure, Buyer's exclusive remedy under this warranty is to require Seller to correct such failure and such remedy is conditioned upon Seller's receiving written notice (or oral notice promptly confirmed in writing) within this period of such failure. The correction of any Software failure shall not extend the Software Warranty Period.

8.4    Warranty Remedies

8.4.1 Seller's sole obligation and Buyer's exclusive remedy under this warranty are limited to the replacement or repair, at Seller's option, of the defective Hardware component, or the correction of Software failures or faulty Services. Such replacement Hardware may be new or reconditioned to perform as new, at Seller's option. Buyer shall be responsible for deinstallation of any such defective Hardware and reinstallation of any replacement Hardware, as well as risk of loss

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

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

       and transportation costs for defective Hardware shipped to Seller. Seller shall bear the risk of loss and transportation costs for replacement Hardware shipped to Buyer. Title to defective or replacement Hardware shall pass to Seller or Buyer, as appropriate, upon receipt thereof.

8.5    Year 2000 Warranty

8.5.1 Seller warrants that, during the applicable Warranty Period(s) or for as long as the financing agreement between Buyer and Seller remains in effect, whichever time period is greater, the Hardware acquired under this Agreement, as well as any Software Release of MTX07 or greater licensed to Buyer under this Agreement shall function, with respect to any date dependent operations, without any material, service affecting non-conformance to the Specifications caused by any "Year 2000" issues relating to time-date representations and/or the use of year representations which do not use four digits, provided Buyer has purchased any Hardware necessary to maintain functionality with such Software Release, as contemplated under Article 12 (Software Changes). If the Hardware or Software fails to so function, Buyer's sole remedy and Seller's sole obligation under this warranty is for Seller to correct such failure pursuant to this Article 8. Except as otherwise specified herein, the foregoing does not constitute a commitment by Seller to otherwise support the Hardware and/or Software beyond its contractually committed Warranty Period(s).

8.5.2 Notwithstanding Seller's obligations under Section 8.5.1 hereinabove, Seller's Equipment may continue to use year representations which do not use four digits, where such representations do not constitute a material, service-affecting nonconformance to the Specifications. Seller shall not be obligated to convert any time-date representations to any arbitrary time-date representation format or standard. Seller shall not be responsible for the failure of any Equipment to comply with the applicable Specifications caused by any "Year 2000" issues if such failure was primarily the result of (i) the combination of Equipment with non-Seller equipment, or (ii) unauthorized modification of Equipment by Buyer or any other third party.

8.5.3 The warranty stated in Sections 8.5.1 and 8.5.2 does not apply with regard to OEM Equipment. Seller agrees, that with regard to OEM Equipment, to the extent legally permitted and available, Seller shall assign to Buyer any "Year 2000" warranty it may receive from such OEM Equipment vendor.

8.6    Response Services/Time

8.6.1 During the Warranty Period, Seller's technical assistance service ("TAS") department shall provide reasonable assistance in the investigation and resolution of service-affecting warranty Defects and/or Deficiencies. If such assistance is requested by Buyer, Buyer agrees to follow Seller's standard policies and procedures related to such TAS services as set forth in Annex 4, "Seller Warranty Services." The Hardware Warranty Period shall include TAS only to the extent that any TAS services provided under the Switch warranty also apply to Hardware operating in conjunction with the applicable Switch. For routine warranty service situations, Seller shall ship replacement or repaired Hardware (or components thereof) within thirty (30) days of receipt of the defective Hardware (or components thereof) from Buyer.

8.6.2 For emergency warranty service situations, Seller shall, during the Hardware Warranty Period, use all reasonable efforts to ship replacement Hardware (or components thereof) within twenty-four (24) hours of notification of the warranty Defect and/or Deficiency by Buyer. Buyer shall pay to Seller the surcharge set forth in Annex 4, for such expedited shipment of replacement Hardware. Buyer shall ship the defective Hardware to Seller within thirty (30) days of receipt of the replacement Hardware. In the event Seller fails to receive such defective Hardware within such thirty (30) day period, Seller shall invoice Buyer for the replacement Hardware at the then-current price in effect therefor. For the purpose of this Agreement, an emergency shall be deemed to exist upon the occurrence of a Priority E1 or E2 problem, as defined in Annex 4.

8.7    OEM Equipment

8.7.1 Miscellaneous OEM Equipment furnished in conjunction with a Switch, (i.e., terminals and printers), shall be warranted in accordance with the Hardware warranties set forth in Section 8.1 and handled through Seller's Repair and Return department. With respect to all other OEM Equipment ordered by Buyer, OEM Equipment shall be warranted directly by such OEM vendors in accordance with their standard terms and conditions, including by way of example and not by limitation, such vendor's standard response time(s) and procedure(s) for repair and return. Except for the warranty of title extended in Section
       6.2 hereof, the warranties provided in this Section 8.7.1 are Buyer's sole and exclusive remedy with respect to OEM Equipment provided by Seller under this Agreement.

8.8 THE WARRANTIES AND REMEDIES SET FORTH ABOVE CONSTITUTE THE ONLY WARRANTIES WITH RESPECT TO THE EQUIPMENT AND SERVICES PROVIDED, AND BUYER'S EXCLUSIVE REMEDIES IN THE EVENT SUCH WARRANTIES ARE BREACHED. THEY ARE IN LIEU OF ALL OTHER WARRANTIES WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. SELLER SHALL NOT BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES OF ANY NATURE WHATSOEVER.

8.8.1 Seller's obligations under this Article 8 shall not apply to (i) Equipment or components thereof such as fuses and bulbs that are normally consumed in operation, or have a normal life inherently shorter than the Hardware Warranty Period; (ii) defects that are the result of improper storage, installation, use, maintenance or repair by the Buyer (including, without limitation, operation of the Equipment outside the environmental parameters defined in the Specifications); (iii) improper operation of Equipment with other hardware or software used by Buyer, including the operation of Equipment with hardware or software not authorized by Seller for use with the Equipment, or use of the Equipment with any improperly operating hardware or software not supplied by Seller under this Agreement; (iv) Equipment or components thereof that due to no fault of Seller have been subjected to any other kind of misuse or detrimental exposure or have been involved in an accident, fire explosion, Act of God, or any other cause not attributable to Seller; or
       (v) Equipment or Installation Services altered, repaired, installed or relocated by any party other than Seller or Seller's agents. For purposes of subsection (v), "install" shall not mean the routine plug-in of the components done in accordance with NTP guidelines.

9.     FORCE MAJEURE

       If the performance of this Agreement, or of any obligation hereunder except for the obligations set forth in Article 3 and Article 6 is prevented, restricted or interfered with by reason of fires, breakdown of plant, labor disputes, embargoes, government ordinances or requirements, civil or military authorities, acts of God or of the public enemy, acts or omissions of carriers, inability to obtain necessary materials or services from suppliers, or other causes beyond the reasonable control of the party whose performance is affected, then the party affected, upon giving prompt notice to the other party, as set forth in Section 23.2 shall be excused from such performance on a day-for-day basis to the extent of such prevention, restriction, or interference (and the other party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such party's obligations relate to the performance so prevented, restricted or interfered with); provided that the party so affected shall use reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed to perform their obligations with dispatch whenever such causes are removed or cease.

10.    PATENT OR COPYRIGHT INFRINGEMENTS

10.1 Seller agrees to indemnify Buyer with respect to any suit, claim, or proceeding brought against Buyer alleging that Buyer's use of the Equipment constitutes an infringement of any United States patent or copyright. Seller agrees to defend Buyer against any such claims and to pay all litigation costs, reasonable attorney's fees, settlement payments and any damages awarded in any final judgment arising from such suit, claim or proceeding; provided, however, that Buyer shall promptly advise Seller of any such suit, claim, or proceeding and shall cooperate with Seller in the defense or settlement of such suit, claim or proceeding, at Seller's expense, and provided Seller shall have sole control thereof.

10.2 In the event that an injunction is obtained against Buyer's use of Equipment arising from such patent or copyright suit, claim or proceeding, in whole or in part, Seller shall, at its option, either: (i) procure for Buyer the right to continue using the portion of a System enjoined from use; or (ii) replace or modify the same so that Buyer's use is not subject to any such injunction.

10.3 In the event that Seller cannot perform under Section 10.2, Buyer shall have the right to return such Equipment or portion thereof to Seller upon written notice to Seller and in the event of such return, neither party shall have any further liabilities or obligations under this Agreement, except that Seller shall refund the depreciated value of any such Equipment or portion thereof as carried on the Buyer's books at the time of such return.

10.4 Seller's indemnity obligations under Section 10.1 shall not apply to infringement claims (i) arising from any portion of the Equipment that is manufactured to Buyer's design, (ii) arising from the use of the Equipment in combination with any other apparatus or material not supplied by Seller to the extent that the claims arise from such combination usage, or (iii) alleging that method of use claims in such patent are infringed by any service offering and/or by any use by Buyer of Equipment furnished hereunder to make such service offering available to the extent such service offering or use is not described by Seller in its Specifications.

10.5 The foregoing states the entire liability of Seller for patent or copyright infringement by the Equipment. Seller shall have no liability whatsoever for any patent or copyright infringement arising from Buyer's use of the OEM Equipment, and Seller makes no warranty with respect thereto.

11.    SOFTWARE LICENSE

11.1 With respect to Equipment containing Software acquired under this Agreement and upon payment of the appropriate license fees as set forth in Section 2.5 of Annex 1, Buyer is hereby granted a non-exclusive, non-transferable (except as set forth in Annex 5) license to use the Software in accordance with the terms set forth in Annex 5, "Software License." Buyer is granted no title or ownership rights to the Software, which rights shall remain in Seller or Seller's suppliers as appropriate. The license fees paid by Buyer shall cover fees for Software as described in
       Section 2.4 of Annex 1.

11.2 Nortel warrants and represents that it has the legal rights to grant to Buyer the rights to use the Software in accordance with this Article 11 and Annex 5, "Software License."

11.3 The obligations of Buyer under this Article 11 and Annex 5 shall survive the expiration or termination of this Agreement.

12.    SOFTWARE CHANGES

12.1 Software Upgrades will be provided by Seller at no charge to Buyer during the Software Warranty Period.

12.2 Software Enhancement license fees shall be quoted by Seller at Buyer's request and assume that Buyer's System is operating on Software at the same level of maintainability as set forth in Section 12.4. Otherwise, retrofitting features from a new Software Release onto Buyer's System shall be considered and quoted by Seller on a case-by-case basis. Additionally, future Hardware purchases may require the support of a then-current Software Release. Buyer acknowledges that any Software Enhancement may require the purchase of additional Hardware by Buyer.

12.3 In the event the Seller at any time issues a Software Upgrade which is combined with any Software Enhancement (collectively the "Software Combined Release") to such Software, the Software Combined Release will be quoted by Seller at Buyer's request.

12.4 If Buyer elects to remain on a prior Software Release, Seller's sole obligation hereunder shall be to make available maintenance for the Software for the previous two consecutive releases from the then-current, Seller-numbered release (i.e., numbered Software Release).

12.5 Buyer further acknowledges that the proper operation of the Equipment and/or the availability of certain Optional Features is dependent upon having the appropriate Software Release installed, as applicable, to the Switch, BSC and/or BTS Equipment.

13.    REMEDIES

13.1 In the event Buyer ceases to be an Additional Affiliate, Seller shall have the right to immediately terminate this Agreement in its entirety upon written notice to Buyer, provided, however, the parties may mutually agree to modify the Agreement establishing new non-Additional Affiliate prices, terms and conditions.

13.2 Seller shall have the right to suspend its performance under this Agreement by written notice to the Buyer and forthwith remove and take possession of any portion of the Equipment that has been delivered if the Buyer, prior to payment to Seller of the Price, shall become insolvent or bankrupt, make a general assignment for the benefit of, or enter into any arrangement with creditors, file a voluntary petition under any bankruptcy, insolvency, or similar law, or have proceedings under any such laws or proceedings seeking appointment of a receiver, trustee or liquidator instituted against it which are not terminated within thirty (30) days of such commencement. For the purposes of this
        Section 13.2, the existence of a financing agreement between Buyer and Seller and borrowings by Buyer as contemplated thereunder shall not constitute "insolvency" as described hereinabove.

13.3 In the event of any material breach of this Agreement by either party which shall continue for thirty (30) or more days after written notice of such breach (including a reasonably detailed statement of the nature of such breach) shall have been given to the breaching party by the aggrieved party, the aggrieved party shall be entitled at its option:

13.3.1  if the aggrieved party is the Buyer, to suspend its performance under
        Article 6 with regard to Equipment or Services affected by the breach of the Agreement for so long as the breach continues uncorrected; or,

13.3.2 if the aggrieved party is Seller, to suspend performance of all of its obligations under the Agreement for so long as the breach continues uncorrected or;

13.3.3 to avail itself of any of the remedies listed herein and/or any and all remedies available at law or equity whether or not it elects to suspend its performance under Subsection 13.3.1 or 13.3.2 as applicable.

13.4 NOTWITHSTANDING THE PROVISIONS OF SECTION 13.3, OR ANY OTHER PROVISION OF THIS AGREEMENT, SELLER SHALL NOT BE LIABLE FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR SPECIAL DAMAGES OF ANY NATURE WHATSOEVER FOR ANY ACTION OR INACTION ARISING UNDER THIS AGREEMENT.

13.5 Any action for breach of this Agreement or to enforce any right hereunder shall be commenced within two (2) years after the cause of action accrues or it shall be deemed waived and barred (except that any action for nonpayment may be brought at any time permitted by applicable law).

14.     ACCEPTANCE TESTING

14.1 On completion of Installation of Equipment furnished and installed by Seller, Seller shall provide Buyer five (5) days prior written notification that such Equipment is ready for Commissioning. Following such notification, Buyer agrees to have a representative present to witness and acknowledge completion of such testing. Seller or Seller's subcontractor, as applicable, shall test the Equipment in accordance with its standard testing procedures to determine Equipment conformity with the standards and specifications (hereinafter "Commissioning Criteria") of the applicable Seller installation manuals, as may be amended from time to time.

14.2 On the date that such Commissioning has been successfully completed, Seller shall turn the Equipment over to Buyer ("Turnover"). On the date of Turnover, Buyer shall complete and return to Seller the "Turnover Notice" as described in Annex 3.

14.3 For purposes of this Agreement, the occurrence of any of the following shall be deemed to constitute "Acceptance" of the Equipment:

14.3.1 Within ten (10) days following the date of Turnover, Buyer shall either accept the Equipment in writing as provided in Annex 3, "Acceptance Notice," or notify Seller in writing specifying in reasonable detail those particulars in which the Equipment does not meet the Commissioning Criteria. With respect to any such particulars, Seller shall promptly proceed to take corrective action, and following correction, Buyer shall accept the Equipment in writing.

14.3.2 The failure of Buyer to notify Seller within ten (10) days after Turnover (or, in the case of correction, ten [10] days following such correction) of any particulars in which the Equipment does not meet the Commissioning Criteria, or the use by Buyer of the Equipment or any portion thereof in revenue-producing service at any time, shall be deemed Acceptance of such Equipment.

14.4 Acceptance of Equipment not installed by Seller shall be deemed to occur upon receipt of and inspection by Buyer.

15.     COVERAGE, INTERFERENCE AND THIRD-PARTY FACILITIES

15.1 Seller shall have no liability as a result of non-performance, failures or poor performance of the System caused by, resulting from or attributable to Buyer-provided designs, specifications or equipment configuration requirements. Seller may rely upon and utilize any Buyer-provided designs, studies, specifications or requirements, including but not limited to microwave path studies, RF propagation studies and tower location and loading requirements, without liability therefor.

15.2 Seller shall not be responsible for any failures or inadequacies of performance resulting from equipment not supplied and installed by Seller or Seller's agents or subcontractors pursuant to this Agreement. Seller shall not be responsible for interference or disruption of service caused by operation of other radio systems, lightning, motor ignition or other similar interference. In the event Buyer utilizes facilities or services supplied by others such as common carrier circuits, antennas or towers, Buyer shall have the total responsibility for the availability or adequacy of such services or facilities.

16.     REGULATORY COMPLIANCE

16.1 Seller shall furnish and install Equipment so that it shall comply in all material respects with all Federal, State, and local laws and regulations in force on the Effective Date of this Agreement, which directly impose obligations upon the manufacturer, Seller, or installer thereof.

16.2 The Prices set forth for the Equipment described herein are based on Seller's design, manufacture, and delivery of the Equipment pursuant to its design criteria and manufacturing processes and procedures in effect on the Effective Date. If, as a result of the imposition of requirements by any Federal, State or local government during the Term of this Agreement there is a change in such criteria, processes or procedure or any change in the Equipment, the Prices will be adjusted equitably to reflect the added cost and expense of such change. Any such changes shall include, by way of example and not by way of limitation, mandatory compliance with Standards or government requirements.

17.     CHANGES

17.1 Up to ninety (90) days prior to the scheduled Ship Date (or such later time as is acceptable to Seller), Buyer may request Equipment addition(s) or deletion(s) to an original Equipment configuration. All such Equipment reconfigurations or changes to an applicable statement of work or Project Schedule ("Changes") shall be subject to prior written approval of Seller.

17.2 Except as provided in 17.3 below, all Changes shall be documented in a written change order ("Change Order"), which shall be executed by Buyer and returned to Seller prior to implementation of the requested Changes. The Change Order shall detail any adjustments to the applicable Price, statement of Work or Project Schedule as required by Seller for any aspect of its performance under this Agreement.

17.3 Buyer understands and agrees that the Price is based on Seller's providing the Services only as herein specified. Should any factors (e.g., changed site conditions) cause an increase in the extent of Services to be provided, Seller may, without liability, suspend performance of such Services and request a Change Order to reflect the increased costs of Seller's performance and/or Seller's performance of additional Services. Upon Buyer's authorization, such Changes shall be documented in a Change Order. Seller shall also be granted an equitable extension in the time for performance due to the occurrence of any such changed conditions or other factors outside Seller's control.

17.3.1 Seller shall have no liability for delays caused by or attributable to obtaining FCC permits or other permits, certificates or applications requiring approval of local, state or federal agencies or for delays that occur due to Buyer's or Seller's or Seller's agent's inability to obtain clear title to real estate, non-compliance with local construction ordinances, or other similar obstructions relative to site acquisition. All such delays shall be regarded as force majeure events under Article 9 hereof.


17.3.2 Upon written request of Buyer for a Change that entails additional Services totaling $10,000, or less, and upon written acceptance thereof by Seller, Seller will proceed in good faith to implement such Change prior to receipt of an executed Change Order. Within five (5) days following Buyer's written request, the parties shall agree upon an appropriate price for such Changes, all of which will be summarized in a subsequent Change Order and executed by an authorized representative of Buyer within fifteen (15) days following the date of the request for Change.


17.4 Calculations for any Equipment reconfigurations prior to the Ship Date shall be based on Prices set forth in Annex 1, provided that (i) any additions shall include any necessary engineering, Installation and testing charges and (ii) any deletions shall include applicable discounts, and further provided that the net cumulative amount of Changes shall not reduce the Price of a Purchase Order by more than ten percent (10%).

17.5 Except for the Initial System Purchase Order described in Section 3.2 hereof, Buyer may elect to cancel, upon prior written notification to Seller, subsequent Purchase Orders prior to shipment of Equipment subject to the following:

17.5.1 Without charge, Buyer may cancel any such subsequent Purchase Order no later than ninety (90) days prior to the earliest scheduled Ship Date; or


17.5.2 If Buyer cancels any subsequent Purchase Order less than ninety (90) days prior to the earliest scheduled Ship Date, Buyer shall pay a cancellation charge of ten percent (10%) of the Price to Seller; or



17.5.3 If Buyer cancels any subsequent Purchase Order less than sixty (60) days prior to the earliest scheduled Ship Date, Buyer shall pay to Seller a cancellation charge of fifteen percent (15%) of the Price; or


17.5.4 If Buyer cancels any subsequent Purchase Order less than thirty (30) days prior to the earliest scheduled Ship Date, Buyer shall pay to Seller a cancellation charge of twenty percent (20%) of the Price.

17.5.5  Buyer may not cancel a Purchase Order subsequent to the Ship Date.

17.5.6 The payment of such charges as are described in this Section 17.5 shall be Seller's sole remedy and Buyer's sole obligation for such canceled Purchase Order(s).

18.     CONDITION OF INSTALLATION SITE(S)

      Buyer warrants that all Installation Site(s) are free from hazardous substances and hazardous wastes as such terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, and the Resource Conservation and Recovery Act. In the event that hazardous substances and/or hazardous wastes, as defined above, are found to be present at the Installation Site, Seller shall be relieved of all of its delivery and Installation obligations hereunder until such contamination is removed. Delivery of any Equipment affected by such contamination shall be managed in accordance with and subject to Article
      7. In the event that Buyer fails or refuses to remove such contamination, Seller shall have the right to remove the Equipment or portions thereof if already delivered and relocate the Equipment to an alternate site provided by Buyer and charge Buyer for (i) any additional delivery charges to the new Installation Site, (ii) all materials expended at the site including cabling, permanently affixed equipment, and those items which cannot reasonably be removed for use elsewhere, (iii) specifically ordered items requested by Buyer, and (iv) all labor and materials expended at the sites relating to the relocation using Seller's then current rates.

19.   RELEASE OF INFORMATION

19.1 Unless required by law, or as otherwise permitted under this Agreement, Buyer and Seller agree that the terms and conditions of this Agreement shall not be disclosed to any other party without the prior written consent of the other; provided, however, that Seller may release information to (i) Northern Telecom Ltd., its research and development affiliates or any majority-owned subsidiaries of such companies on a need-to-know basis and/or (ii) a subcontractor or potential subcontractor of Seller for purposes of performance of this Agreement.

19.2 Neither Buyer nor Seller shall publish or use any advertising, sales promotion, press releases or publicity matters relating to this Agreement without the prior written approval of the other.

20.   CONFIDENTIALITY

      Buyer, Seller and Seller's affiliates shall receive in confidence from each other all technical information, business information, documentation and expertise which is either (i) stamped or otherwise marked as being confidential or proprietary whether in written or electronic form, or (ii) if delivered in oral form, is summarized in a written memorandum within ten (10) days thereafter and listed as being confidential ("Confidential Information") and shall not, except as previously authorized in writing by the other party, publish, disclose or make use of such information (except as required by law and after notice to the other party), unless and until the Confidential Information shall have ceased to be proprietary as evidenced by general public knowledge or shall have been legally acquired by such party; provided, however, that either party may provide such Confidential Information, or portions thereof, to Sprint Spectrum as may be necessary in connection with the build out of the Nationwide Network or the performance of the activities contemplated by this Agreement. This prohibition against disclosure, publication or use of Confidential Information shall not restrict either party from developing similar information in the exercise of its own technical skill, so long as such other information is independently developed by such party without making use of Confidential Information.

21.   INTERCONNECTION

21.1 Buyer is given the option to purchase individual units of Equipment hereunder, and Buyer understands that such units of Equipment purchased hereunder do not necessarily provide Buyer with a complete System. In some cases, Buyer may intend to interconnect the Equipment to equipment and facilities for interconnection which may not have been purchased under this Agreement. In the event that Buyer interconnects Equipment to equipment not purchased under this Agreement, it is understood and agreed that the making and maintaining of all necessary arrangements (whether commercial, legal or otherwise) with the supplier of such equipment, including not only arrangements necessary to permit the timely performance by Seller of its responsibilities under this Agreement, (e.g., physical and remote dial-up access for installation and services purposes), but also any arrangements necessary for the ongoing operation of the equipment in conjunction with the Equipment, shall be solely the responsibility of Buyer, and failure by Buyer to timely make or maintain any necessary arrangements shall not excuse Buyer from its obligations under this Agreement. However, at Buyer's request and expense, Seller agrees to assist Buyer in determining the cause of any problems, defects or failures associated with the Equipment and isolate and correct any such problem, defect or failure (even if such problem, defect or failure is caused by the equipment of another vendor) as promptly as practicable; provided, however, that Seller shall not be required to repair or modify any such equipment unless Seller has the ability, necessary resources and authorization from Buyer and such other vendor to do so. Notwithstanding the preceding, Seller makes no warranty, and shall have no responsibility whatsoever under this Agreement, for the proper performance of equipment not purchased hereunder, or for any failures of equipment not purchased hereunder resulting from improper performance of the Equipment.

21.2 Buyer further acknowledges that Seller makes no warranty or representations that the System or individual units of Equipment will operate in conjunction with other vendor equipment. If Buyer wishes Seller to conduct compatibility testing between Seller's Equipment and other equipment not purchased from Seller, Buyer and Seller shall reach agreement on the scope of such testing and charges associated therewith.

22.   ANNEXES

      The following Annexes shall form an integral part of this Agreement as though written out in full in this Agreement:

               Annex 1   -  Equipment and Services Pricing
               Annex 2   -  Services
               Annex 3   -  Turnover and Acceptance Notices
               Annex 4   -  Seller Warranty Services
               Annex 5   -  Software License
               Annex 6   -  Documentation
               Annex 7   -  Adjunct Platforms

23.   GENERAL

23.1 Buyer may assign or transfer this Agreement or any rights hereunder to any other party only with the prior written consent of Seller. No assignment or sublicense of or under this Agreement, or of any rights under this Agreement, by Buyer shall relieve Buyer of primary responsibility for performance of Buyer's obligations under this Agreement. Seller reserves the right to refuse to honor any assignment or sublicense which, in the opinion of its legal counsel, would require Seller to violate any United States export restriction, other law, or regulation. Seller reserves the right to subcontract any portion of its obligation under this Agreement, but no such subcontract shall relieve Seller of primary responsibility for performance of Seller's obligations under this Agreement.

23.2 Notices and other communications shall be transmitted in writing by Certified U.S. Mail, postage prepaid, return receipt requested, addressed to the parties as follows:

      Nortel Networks Inc.
      2221 Lakeside Blvd.
      Richardson, Texas  75082-4399
      Attention:  Director, Contracts
                  cc: Program Manager

      Illinois PCS, LLC
      111 E. 1/st/ Street
      Geneseo, IL 61254
      Attention:  Tim Yager
                  President

      Any notice given pursuant to this Section 23.2 shall be effective five (5) days after the day it is mailed or upon receipt as evidenced by the U.S. Postal Service return receipt card, whichever is earlier.

23.3 This Agreement may not be modified or amended or any rights of a party to it waived except in a writing signed by duly authorized representatives of the parties hereto.

23.4 Failure by either party at any time to require performance by the other party or to claim a breach of any provision of this Agreement shall not be construed as affecting any subsequent breach or the right to require performance with respect thereto or to claim a breach with respect thereto.

23.5 Each party shall be liable for direct losses incurred by the other party due to bodily injury or damage to tangible property, including the Hardware, which results from the negligence of that party's employees or agents, provided, however, that nothing in this section shall affect or in any way increase Seller's obligation under this

       Agreement with respect to the performance of the Hardware and/or Software. Except for bodily injury, the total liability of Seller for all claims of any kind for any loss or damage, whether in contract, warranty, tort (including negligence), strict liability or otherwise, or claims for indemnification arising out of, connected with, or resulting from the performance or non-performance of this Agreement shall in no case exceed the total Price of the Purchase Order accepted under this Agreement giving rise to the claim.

23.6 Buyer and Seller intend that an independent contractor relationship shall be created by this Agreement. Buyer and Seller shall each have full responsibility for the performance of the obligations under this Agreement by their respective employees, agents and subcontractors, including the payment of all withholding taxes that may be required with respect thereto.

23.7 The rights and obligations of the parties and all interpretations and performance of this Agreement shall be governed in all respects by the laws of the State of Texas except for its rules with respect to the conflict of laws.

23.8 Article headings are inserted for convenience only and shall not be used in any way to construe the terms of this Agreement.

23.9 The invalidity in whole or in part, of any provision of this Agreement shall not affect the validity of the remainder of such provision of this Agreement.

23.10 This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

23.11 Each party hereto represents and warrants that (i) it has obtained all necessary approvals, consents and authorizations of third parties and governmental authorities to enter into this Agreement and to perform and carry out its obligations hereunder; (ii) the persons executing this agreement on its behalf have express authority to do so, and, in so doing, to bind the party thereto; (iii) the execution, delivery, and performance of this Agreement does not violate any provision of any bylaw, charter, regulation, or any other governing authority of the party; and (iv) the execution, delivery and performance of this Agreement has been duly authorized by all necessary partnership or corporate action and this Agreement is a valid and binding obligation of such party, enforceable in accordance with its terms.

23.12 This Agreement constitutes the entire agreement between Seller and the Buyer with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, advertisements, publications and understandings of any nature whatsoever. No agent, employee or representative of Seller has any authority to bind Seller to any affirmation, representation, or warranty concerning the System, except as stated in this Agreement and unless such affirmation, representation, or warranty is specifically included within this Agreement, it shall not be enforceable by Buyer or any assignee or sublicensee of Buyer. Buyer hereby acknowledges and agrees that it has not relied on any representations or warranties other than those expressly set forth in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their representatives being thereunto duly authorized.


ILLINOIS PCS, LLC                             NORTEL NETWORKS INC.



By:    /s/ Timothy M. Yager                   By:      /s/ Nancy J. White
   -----------------------------                 -------------------------------

Name:      Timothy M. Yager                   Name:        Nancy J. White
     ---------------------------                   -----------------------------
           (Type/Print)                                    (Type/Print)

        Manager, President and                       Vice President and General
Title:  Chief Executive Officer               Title: Manager--Wireless Solutions
      --------------------------                    ----------------------------

Date:       May 11, 1999                      Date:         May 24, 1999
     ---------------------------                   -----------------------------

                                    ANNEX 1

                               EQUIPMENT/PRICING

Seller may, at its discretion, implement changes in the Equipment, modify the drawings and specifications relating thereto, or substitute Equipment of more recent design; provided, however, that any such changes, modifications or substitutions, shall not materially and adversely affect performance of the System or result in additional cost to Buyer unless such changes result in the provision of substituted Equipment that provides enhanced capacity and/or functionality. Unless otherwise specifically stated, Services are not included in Equipment list Prices.

1.0   INITIAL SYSTEM

      Buyer may change the "quantity" of Equipment listed below provided no such change in quantity shall reduce the total amount of the Initial System Purchase Order.

      All Prices in this Article 1 are stated at SprintCom prices with the appropriate SprintCom discounts where applicable ("Additional Affiliate Price") and are inclusive of the **** percent (****%) Financing Premium as described Article 5. In the event Seller financing is established for any other purchases during the Term, the Price of such purchases shall be subject to a ****% Financing Premium in accordance with Article 5 of this Agreement.

                                                                    Additional Affiliate    Additional Affiliate
DESCRIPTION                                                Qty         Firm-Fixed Unit       Firm-Fixed Extended
                                                                             Price                  Price
----------------------------------------------------------------------------------------------------------------
SWITCH
------
  DMS-DDMS-100W (SN70EM)                                     1                 ****                   ****
  Switch Power                                               1                 ****                   ****
  MCTM w/ 1 DTC packfill                                     5                 ****                   ****
  DTC Packfill                                               4                 ****                   ****
  LPP Cabinet                                                3                 ****                   ****
  CAU/CIU Cards                                             10                 ****                   ****
  8-Meg LIU Card (NIU)                                       2                 ****                   ****
  8-Meg V.35 LIU7                                            5                 ****                   ****
  Switch Cable Racking                                       1                 ****                   ****
  Miscellaneous (modems, printers, DDUs, etc.):
  V.35 External router Cables                                3                 ****                   ****
  V.35 EMPC                                                  2                 ****                   ****
  Additional Alarm Scan Cards                                1                 ****                   ****
  External Clock Cable Kit                                   2                 ****                   ****
  Additional EDRAM                                           1                 ****                   ****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.


                                      1-1

                                                                         Additional Affiliate    Additional Affiliate
DESCRIPTION                                                     Qty         Firm-Fixed Unit       Firm-Fixed Extended
                                                                                 Price                   Price
---------------------------------------------------------------------------------------------------------------------
SWITCH
------
  Input/Output Module (IOM)                                       1              ****                    ****
  Input/Output Module (IOM)                                       1              ****                    ****
  Storage Media Card (SMC)                                        1              ****                    ****
  Additional Modem (RS232)                                        4              ****                    ****
  DAT drive (1.3G) in MCAM3                                       1              ****                    ****
  DDUs (1.0 G) in MCAM3                                           1              ****                    ****
  MDF 4010B-15 Gray 7'x23" Relay Rack                             1              ****                    ****
  ADC wire-wrap Terminal Block (400 pair)                         3              ****                    ****
  Miscellaneous (LPP based features):
  Authentication Cards (CAVU)                                     2              ****                    ****
  EIU (8 Meg) for remote access                                   2              ****                    ****
  EIU (32 Meg) for circuit switched data                          2              ****                    ****
  EIU Plenum rated Cable                                          4              ****                    ****
  Multi-Media Access Unit                                         4              ****                    ****
                                                                                               ----------------------
                                                                                               ----------------------
                                                                              Net Switch Price            $****
                                                                                               ----------------------

SOFTWARE
--------
  Switch software RTU                                             1               $****                   $****
                                                                                               ----------------------
                                                                                               ----------------------
                                                                            Net Software Price            $****
                                                                                               ----------------------

BSC
---
  BSC-192                                                         2               $****                   $****
  BSM Cross Over Adapter                                          4               $****                   $****
  BCN Kits                                                       30               $****                   $****
  BIU Frame Kit (w/12 CDSUs)                                      1               $****                   $****
  BIU CDSU Kits                                                  67               $****                   $****
  BSC Cable Racking                                               2               $****                   $****
  BIU Power Supply                                               18               $****                   $****
  R-96 (w/IS-96)                                                  1               $****                   $****
  S-96                                                            6               $****                   $****
                                                                                               ----------------------
                                                                                               ----------------------
                                                                                 Net BSC Price            $****
                                                                                               ----------------------

BTS
---
  Bi-Sector 24 CE BTS w/ 4 hr backup                             41               $****                   $****
  Tri-Sector 48 CE BTS w/ 4 hr backup                            73               $****                   $****
  BTS Bulk Cabling                                              114               $****                   $****
  Repeaters                                                      12               $****                   $****
                                                                                               ----------------------
                                                                                               ----------------------
                                                                                 Net BTS Price            $****
                                                                                               ----------------------

EF&I
----
  Switch EF&I                                                     1               $****                   $****
  BSC EF&I                                                        2               $****                   $****
  Outdoor BTS EF&I                                              114               $****                   $****
  Database Engineering Consulting                               114               $****                   $****
  Sprint Network Acceptance                                       1               $****                   $****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      1-2

                                                                Additional Affiliate  Additional Affiliate
     DESCRIPTION                                 Qty              Firm-Fixed Unit     Firm-Fixed Extended
                                                                       Price                Price
----------------------------------------------------------------------------------------------------------
EF&I
----
     BSC Project Management                        2                    $****                $****
     Switch Project Management                     1                    $****                $****
     BSC Cable Racking                             2                    $****                $****
     Switch Cable Racking                          1                    $****                $****
     Repeaters                                    12                    $****                $****
     Training                                     20                    $****                $****
                                                                                   -----------------------
                                                                                   -----------------------
                                                                    Net EF&I Price           $****
                                                                                   -----------------------

SPARES
------
     Single Switch spares                          1                    $****                $****
     Single BSC spares                             2                    $****                $****
     Single BSM Spares                             2                    $****                $****
     BTS spares (1:25 ratio)                       6                    $****                $****
                                                                                   -----------------------
                                                                                   -----------------------

                                                                  Net Spares Price           $****
                                                                                   -----------------------

                                                                                   -----------------------
                                                                                   -----------------------

                                                          Net Price Initial System           $****
                                                                                   -----------------------

2.0     ADD-ON EQUIPMENT PRICING

        During the Term and provided Buyer continues to qualify as an Additional Affiliate under the SprintCom Contract, Seller shall make available for purchase by Buyer the Equipment and Services listed in Sections 2.0 and
        3.0 of this Annex 1 at the Price(s) associated therewith. Any upgrades or enhancements to the Switch provided as part of the Initial System and any additional DMS-100W Switch, including associated services therefor, shall be purchased/licensed through a separate agreement between Buyer and Seller.

        Not all of Seller's Equipment offered for sale by Seller will necessarily function together as a System. Upon request, Seller will verify the operational compatibility of any particular Equipment. Unless otherwise specifically stated, Installation, Commissioning, and engineering are not included in Prices. The discounts in this Annex 2 are not applicable to OEM Equipment or Services, including Adjunct

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      1-3

      Platform Equipment. Prices contained in Sections 2.1, 2.2 and 2.3 are on a per unit basis.

2.1   DMS-MTX Equipment

      Any DMS-MTX, including such switch-related Hardware included in the same applicable Approved CIQ is subject to the DMS-MTX Initial Discount provided below. All additional DMS-MTX switch-related hardware is subject to the DMS-MTX Additional Hardware Discount. The following discounts are to be taken against Additional Affiliate List Prices as set forth below plus the Financing Premium, when applicable, in accordance with Article 5 of this Agreement:

                     ------------------------------------
                          DMS-MTX               DMS-MTX
                     Initial Discount          Additional
                             %                  Hardware
                                                Discount
                                                   %
                     ------------------------------------
                           ****%                 ****%
                     ------------------------------------

                                                                                     Additional
                                                                                      Affiliate
PEC Code                     Description                                             List Price
--------                     -----------                                             ----------
* See Below                  DMS-MTX (SN) Series 70EM                                  $****
                             (Includes MCGM, MCAM3, MPDC, MAP and MCSS)

MA2083NU                     MCAM3 (w/ EDRAM and CTM)                                  $****
MA2041NU                     MCGM                                                      $****
MA2091NU                     MPDC                                                      $****
MA2071NU                     ENET Frame                                                $****
MA2061NU & MA3000PF          MCTM with 1 DTC                                           $****
MA3000PF                     DTC Packfill                                              $****
NT6X70AA                     ISUP Pack for DTC (2 per DTC)                             $****
MA2081NU                     LPP Cabinet                                               $****
MA2085NU/MA2086NU            CAU/CIU Cards                                             $****
NT2244DB                     8-Meg LIU Card (NIU/Chn'zd Access)                        $****
MA2121NU                     MCSS                                                      $****
NT2230MA                     NIU Module                                                $****
MA2033NU                     MCAM 3 (for 2nd cab. lineup w/ 3 ISM shelves)             $****

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      1-4

PEC Code           Description                                 Additional
                                                               Affiliate
                                                               List Price
NT0X10AA           Alarm Scan Card                                     $****
NT2X57AA           Signal Dist. Card                                   $****
NT1X81AA           CTM                                                 $****
NT2230CN           8-Meg LIU Card (V.35)                               $****
NT2230BM           8-Meg LIU Card (DS0)                                $****
NT1X67BD           I/O Terminal Controller CP                          $****
NT6X91BD           HDLC                                                $****
NT1X89BB           EMPCP                                               $****
NT1X55FA           New IOC Based SCSI Disk Drive                       $****
NT9X17AD           DPCC MS 4 port CP                                   $****
NT9X23AA           DPCC DS30 4-port PB                                 $****
NT9X23EA           DPCC Meg Memory Cards                               $****
NT9X53CA           DPCC Clock Cards-MS Clock                           $****
NT9X54AC           DPCC Clock Cards-MS Ext. interface paddle board     $****
NT2210KA &         ENET 3840 port expansion                            $****
NT2210HA
NT9X46BA           ENET 3-port DS512 16 port DS30                      $****
NT9X40BA           ENET DS512  Paddle Board                            $****
NT9X35BA           ENET 16kx16k x-point cp                             $****
MA2130NU           MAP furniture addl center                           $****
MA2130NU           MAP furniture desk right                            $****
MA2130NU           MAP furniture desk left                             $****
MA2130NU           MAP furniture chairs                                $****
MA2130NU           MAP furniture printer                               $****
MA2130NU           VDU color graphic with keyboard                     $****
MA2130NU           DEC VDU with keyboard (green)                       $****
MA2130NU           Norstar (22 port)                                   $****
MA2130NU           Norstar (telesets)                                  $****
A0300440           MDF-steel ver main dist frame                       $****
A0301654           MDF-versa block                                     $****
130-N0100L012      MDF front                                           $****
W69FA-0825X        MDF non contd block                                 $****


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      1-5

PEC Code            Description                        Additional
                                                       Affiliate
                                                       List Price
A0345220            Gray equip rack                            $****
A0360824            RS232 Modems                               $****
A0609821            ADC V.35 patch panel                       $****
A0620525            X.25 Modem desktop                         $****
A0344310            Modem racks                                $****
NT0X63AC            Alarm control & Display Panel              $****
NT0X63AB            Alarm display panel                        $****
NT0X64AA            Exit alarm panels                          $****
N/A                 Switch Room power                          $****

     * PEC Codes for the DMS-MTX (SN) Series 70EM are as follows: NT9X14EA, NTZZ01S8, MA2011NU, MA2071NU, MA2023NU, MA2041NU, MA2091NU and MA2130NU. The selected switch configuration will determine the appropriate PEC Code to be used.

2.2  BSC Equipment Pricing

     The following Prices are inclusive of a ****% discount in accordance with the SprintCom Contract (as contemplated in Article 5 of this Agreement, such prices may be subject to the Financing Premium.) BSC products not listed below will receive a ****% discount off Seller's then-current list price (plus the Financing Premium, when applicable, in accordance with Article 5 of this Agreement).

                                                                               Additional
                                                                               Affiliate
         PEC Code                       Description                         Firm-Fixed Price
     ------------------------------------------------------------------------------------------
       BSCSPRINT        BSC C192 Kit                                                 $****
       BSS0096A         R-96 Kit (SBS frame/cabinet w/1 full SBS shelf)              $****
       BSS0096A         S 96 Kit (1 full SBS Shelf Kit)                              $****
       BSN2700A         BCN Kit                                                      $****
       BSU2700A         CSU Frame Kit                                                $****
       BSI2700A         BIU CDSU T1 Kit                                              $****
       BPS2700A         BIU Power Supply (pair)                                      $****


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      1-6

     Base Load Software for the BSC is included in the Price of the Hardware. Optional BSC Software is not included and will receive a ****% discount off Seller's then-current list price (plus the Financing Premium, when applicable, to be applied after the SprintCom discount in accordance with
     Article 5 of this Agreement).

2.3  BTS Equipment Pricing

     The following Prices are inclusive of all discounts (as contemplated in Article 5 of this Agreement, such Prices may be subject to the Financing Premium). BTS Equipment not listed below will receive a **** % discount off Seller's then-current list price (plus the Financing Premium, when applicable, in accordance with Article 5 of this Agreement). Base Load Software for the BTSs purchased from Seller under this Agreement is included in the Price of the BTS.

     Indoor or Outdoor Metrocell, two cards of 24 Channel Elements each, 4
     ---------------------------------------------------------------------
     hours battery backup:
     ---------------------

                                         Omni             Bi-sector         Tri-sector
                                        -------          -----------       ------------
     First Carrier                        $****               $****             $****
     Second Carrier                       $****               $****             $****
     Sector Expansion Kits                $****  per kit

     Additional Channel Elements:

     24 Channel Elements card             $****
     48 Channel Elements card             $****

     Minicell, two cards of 24 Channel Elements each, 4 hours battery backup:
     ------------------------------------------------------------------------

                                              Omni             Bi-sector         Tri-sector
                                             -------          -----------       ------------
     First Carrier                             $****               $****             $****

2.4  Bulk Items

     Bulk items listed below will be provided by the Seller at then-current market prices (plus the Financing Premium, when applicable, to be applied after the SprintCom discount in accordance with Article 5 of this Agreement.) Buyer requirements concerning quantities, delivery dates and specification of the Hardware listed below, will be agreed by Buyer and Seller prior to the issuance of Buyer's Purchase Order for such Bulk Items.


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      1-7

     DC Power Cables for RFFE:
     -------------------------
     DC Power Cable Assembly (8GA)
     6GA DC Power Connector (RFFE)
     8GA DC Power Connector (RFFE)
     6GA DC Power Cable (RFFE)
     8GA DC Power Cable (RFFE)
     Heatshrink Boot for DC Power Connector (6GA & 8GA)
     Heatshrink for BTS cable termination end (6GA & 8GA)
     Heatshrink tubing for cable shield braid grounding in BTS
     Compression Lug for DC power cable neutral lead
     Compression Lug for Ground Shied

     RF Cables from BTS to RFFE:
     ---------------------------
     RF Cable Assembly  1/2" diameter
     Right angle adaptor (terminate RF cables in BTS)
     1/2" diameter RF Cable
     1/2" Connectors (N-Male)
     7/8" diameter RF Cable
     7/8" Connectors
     Right angle adaptor (terminate RF Cables in BTS)
     GPS Antenna


     RF Cables from BTS to RFFE: (cont.)
     -----------------------------------
     GPS Environmental Cover
     GPS Antenna Coax
     GPS Connector (antenna)
     GPS Connector (BTS)
     GPS Surge Protector
     GPS Line Amplifier
     GPS Mount (U-Bolt)
     GPS Mount (Weather/Ice Bridge)
     GPS Mount (Pipe to Pipe)
     GPS Mount (Wall Mount)
     GPS Mount (Tripod)

                                      1-8

          Mounting Hardware:
          ------------------
          BTS Concrete Anchors
          Rooftop/Platform Mount


          Cable Entry Systems:
          --------------------
          ROX Block
          Individual Cord Grips
          Seal Tight


          Other
          -----
          Adjunct hardware for outboard processing systems
          (e.g. MDS and ADEPT, Short Message Service [SMS], and Interworking Function [IWF]).


2.5  Software Pricing for the LWW Software Package (wireless features only)

     The license fee for the LWW Software Package (wireless features only) is $**** per Switch per year ("Software Fee"). This price includes all standard base and optional features for the wireless portion of the LWW Software load. Wireline features are not included in this price and are not provided as a part of this Agreement. Non-Switch based Software, non-LWW Software, Service Builder Service Node features, Home Location Register ("HLR"), and Adjunct Platform Software are not included in the Software Fee. Except for those Software features specifically set forth in the immediately preceding sentence, Software Upgrades, Software Enhancements and Software Combined Releases for the wireless portion of Seller's LWW Software Package and Software Upgrades, Software Enhancements and Software Combined Releases developed to directly support specific Software Upgrades and Software Enhancements for the wireless portion of Seller's LWW Software Package on BSCs and Base Station Managers (BSM) are included in the Software Fee. Additional Hardware that may be required to access new Software features as a result of Buyer's license of Software features.

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      1-9

2.5.1   Summary of annual Switch Software Fees for the Term:

                                     Additional Affiliate
                                     Annual Software Fee
                                        Per Switch *
                                 For the LWW Software Package
               Year                 (wireless features only)
               ----                 ------------------------
               1999                           $****
               2000                           $****
               2001                           $****

       * (plus the Financing Premium, when applicable, in accordance with Article 5 of this Agreement.)

3.0    ADD-ON SERVICES PRICING

       In the event Seller financing is established for Add-on Services, the Price of such Services shall be subject to the Financing Premium in accordance with Article 5 of this Agreement.

       DMS-MTX, BSC, and BTS discounts contained in this Annex 1 do not apply to Services prices.

3.1 Equipment Engineering, Furnish and Installation/Commissioning Services (E, F&I/C)

3.1.1  DMS-MTX E, F&I/C

                                                                Additional
                                                                Affiliate
Description                                                     List Price
-----------                                                     ----------
Initial MTX MSC SN (70) per PCS System                                 $****
Additional MTX MSC SN (70) per PCS System                              $****
MTX Frame Expansion (MCTM, LPP, MCGM)                                  $****
DTC Packfill Installation                                              $****
LPP Card Expansion (CIU/CAU)                                           $****
MCAM3 Expansion                                                        $****
MCAM3 ISM shelves Expansion                                            $****
MCAM3 CTM Expansion                                                    $****
MCAM3 DDU or DAT Expansion                                             $****
EMPC card Expansion                                                    $****


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                     1-10

                                                                           Additional
                                                                           Affiliate
      Description                                                          List Price
      -----------                                                          ----------
      Terminal Interface Cards Expansion                                           $****
      DEC VDU Expansion                                                            $****
      MAP printer Expansion                                                        $****
      QUAD DS512 Interface Paddleboard Exp                                         $****
      16-meg ENET upgrade Engineering                                              $****
      16-meg ENET I&C                                                              $****
      Additional Charge for Accelerated Switch Installation (per hour)             $****
      Customer Acceptance (per hour)                                               $****
      Project Management                                                           $****

3.1.2 BSC - E, F&I/C

                                                                           Additional
                                                                           Affiliate
      Description                                                          List Price
      -----------                                                          ----------
      BSC C-192                                                                    $****
      BSC Frame Expansion                                                          $****
      BSC shelf                                                                    $****
      Customer Acceptance (per hour)                                               $****
      Project Management                                                           $****

3.1.3 BTS - E, F&C

                                                                           Additional
                                                                           Affiliate
      Description                                                          List Price
      -----------                                                          ----------
      Indoor BTS Commissioning (per carrier)                                       $****
      Outdoor BTS Commissioning (per carrier)                                      $****
      Additional per BTS charge for Commissioning fewer than 5 BTSs                $****
      Sector Upgrade                                                               $****
      Channel Card Installation (field replacement)                                $****
      BTS Installation (does not include freight to the Owner's Installation       $****
       Site)*
      BCNI kit expansion                                                           $****
      CSU kit expansion                                                            $****
      BSP (BIU Power Supply)                                                       $****
      Customer Acceptance (per hour)                                               $****
      Project Management  (per hour)                                               $****

      * Installation of additional carriers does not include travel and living expenses for the technicians.

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                     1-11

       Price Assumptions
       -----------------

       Seller's Installation and Commissioning Price assumes a steady flow of BTSs, in clusters of five (5) or more, with Work to be performed Monday through Saturday, (excluding Seller Holidays), not to exceed forty-eight
       (48) man hours per week. Performance of Installation and Commissioning Services which require Seller's personnel to perform work outside of Nortel's standard practices or to work more than six (6) days per week, and/or forty-eight (48) hours per week, if requested by Buyer, will result in additional charges to Buyer at premium rates.

3.1.4  RF Engineering

                                                                                                        Price Per
                    Teams                                      Seller Resources                            Hour
       ----------------------------------------------------------------------------------------------------------------
       RF Shake Down Team                      One (1) drive, one (1) RF Engineer, and                         $****
                                               equipment as defined in Annex 2

       RF Drive Test Team                      One (1) drive, one (1) RF Engineer, and                         $****
                                               equipment as defined in Annex 2

       RF Analysis Team                        One (1) Senior RF engineer, two (2) RF                          $****
                                               Engineers, computers, printers, Post Processing
                                               software usage.  A minimum order of forty-eight
                                               (48) hours is required.

       SBS Logging                             One (1) Logger, computer                                        $****

       PlaNET(TM) RF Engineer                  One (1) RF Engineer, (PlaNET(TM) Operator),                     $****
                                               computer, printers, PlaNET(TM) software usage

       RF Project Prime                        Senior RF Engineer or Manager                                   $****

       Senior RF Engineer                      Additional Senior RF Engineer to be deployed                    $****
                                               (any equipment that may be required will be
                                               priced on an "as-needed" basis)

       RF Engineer                             Additional RF Engineer to be deployed (any                      $****
                                               equipment that may be required will be priced on
                                               an "as-needed" basis)

       Corporate RF Consulting                 Senior RF Engineer                                              $****

3.2    Project Management (per hour)                                                                           $****


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

4.0  TRAINING

     Information regarding Seller's current recommended training courses for Buyer's technicians is available upon request. Prices quoted do not include travel, lodging or per diem expenses. In the event Seller financing is established for Buyer purchases of Training under this Agreement, the Price of such Training shall be subject to the Financing Premium in accordance with Article 5 of this Agreement.

                                  SCHEDULE A

                                      TO

                             ANNEX 1 - SPARES LIST


All spares pricing is provided at Additional Affiliate List Price and will receive the SprintCom Contract ****% discount on a package basis (plus the Financing Premium, when applicable, to be applied after the SprintCom discount in accordance with Article 5 of this Agreement.)


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                  Schedule A

                                  Spares List


1.0       DMS-MTX (Single Switch) Spares Package
          Kit No. MA2162NU



 PEC Code              Product Description         Quantity
--------------------------------------------------------------------------------

NTEX20AA    INTRA FBUS A TERMIN CPNTA                 1
NTEX20BA    INTRA FBUS B TERMIN CPNTA                 1
NTEX22BB    IPF INTEGRATED PROC & FBUS                1
NTEX30AA    FR RELAY T1 PADDLEBOARD CP                1
NTEX31BA    FR APPLICATION PROCESSOR                  1
NTMX71AA    XPM PLUS TERM. PADDLE BD.                 1
NTMX77AA    PROCESSOR PCP                             1
NT0X10AA    MISC SCANNER                              1
NT0X36AB    POWER CONTROL AND ALARM CP                1
NT0X51AB    FUSE ALARM CP                             1
NT0X67AA    IN/OP CONTROL TERM CP                     1
NT0X91AA    ALARM & CONVERTER DRIVE                   1
NT0X91AE    ALARM DR & PROTECT CKT NET                1
NT1X54AA    JACK ENDED TRUNK                          1
NT1X55FA    IOC SCSI DDU CP                           1
NT1X62CB    I/O MSG CONTROLLER CP                     2
NT1X67BD    I/O TERMINAL CONTROLLER                   1
NT1X68BC    NINE TRACK TAPE CTRL (COOK)               1
NT1X80AA    ENHANCED DIGITAL (RAM) CP                 1
NT1X81AA    COMP. CONF. CP                            1
NT1X89BB    ENH MULTIPROTOCOL CTL CP                  1
NT2X47AD    TTU CONTR & SIGNAL GEN                    1
NT2X48BA    4 CHAN DGTL MF RCVR                       1
NT2X48BB    4 CHAN DGTL DTMF RCVR                     1
NT2X56AB    TTU DIGITAL FILTER                        1
NT2X57AA    SD CARD I                                 1
NT2X70AF    + -5/12V PWR CONVERTER 50A                1
NT2X75AA    LOOP AROUND TEST LINE                     1
NT2X77AA    COMM. BAL. NTWK 900 OHM                   1
NT3X82AJ    OAU DEAD SYS W COM AUD CP                 1
NT3X83AC    OAU ALARM TRANSFER CP                     1
NT4X45AA    EDTU DIGITAL TEST UNIT CP                 1

                                  Schedule A

1.0       DMS-MTX (Single Switch) Spares Package cont'd.
          Kit No. MA2162NU



 PEC Code           Product Description           Quantity
--------------------------------------------------------------------------------

NT5X30AA    COMMUNICATION TRUNK                      1
NT6X36AA    FSP ALARM CP                             1
NT6X40FB    DS512 NETWORK INTERFACE                  1
NT6X40GA    DS512 LINK PADDLE BOARD                  1
NT6X41AA    SPEECH BUS FORMATTER CP                  1
NT6X42AA    CHANNEL SUPERVISION MSG CP               1
NT6X44AA    TIME SWITCH CP                           1
NT6X50AB    DS-1 E.F.F. CARD CP                      2
NT6X69AC    MSG PROTOCOL & TONE DETECTOR             1
NT6X70AA    CONTINUITY TONE DETECTOR                 1
NT6X92BC    DOMESTIC UNIV TONE REC CP                1
NT9X10CA    BRISC 70 W/512MB MEMORY                  1
NT9X12AD    CPU PORT CP WITH PARITY                  1
NT9X13DD    SPLX CPU 16MHZ 16M DRAM CP               1
NT9X13KA    16MEG DRAM SIMPLEX CPU                   1
NT9X15AA    MAPPER CIRCUIT PACK                      1
NT9X17AD    MS 4 PORT CARD CP                        2
NT9X17CA    MS 128 PORT CIRCUIT PACK                 1
NT9X20AA    DS512 PADDLEBOARD CP                     2
NT9X20BC    ENET/MS FIBER INTERF CPNTA               1
NT9X21AA    CMBUS TERMINATOR PADDLEBRD               1
NT9X22CA    CM SUBSYS CLOCK PDBRD                    1
NT9X23AA    DS30 4PORT PADDLEBOARD CP                1
NT9X23BA    DS-30 4-PORT CPNTA (STP)                 1
NT9X26AB    REMOTE TERM. INTERFACE CP                1
NT9X26FA    BRISC RTIF FOR SERIES 70                 1
NT9X27AA    CM PROC SH BUS EXTENDER CP               1
NT9X27BA    CM EXT SH BUS EXTENDER CP                1
NT9X30AB    GLOBAL +5V, 86A PWR CONVT                2
NT9X31AB    GLOBAL -5V 20A PWR CONVERT               1
NT9X35CA    ENET 16KX16K X-POINT TM CP               2
NT9X36BA    ENET CLOCK & MESSAGE CP                  1
NT9X40BB    QUAD DS512 FIBER I/F CPNTA               1
NT9X45BA    ENET DS512/DS30 INTF PADBD               1
NT9X46AA    PARA PORT INTF PADDLEBRD                 1
NT9X47AB    GLOBAL SLM PWR CONVERTER                 1
NT9X49CB    DMS BUS TRACER CP                        1
NT9X49CC    MS P-BUS TERMINATOR CP                   1

                                  Schedule A

1.0       DMS-MTX (Single Switch) Spares Package cont'd.
          Kit No. MA2162NU



 PEC Code             Product Description            Quantity
--------------------------------------------------------------------------------

NT9X52AA    T-BUS ACCESS CP                             2
NT9X53AD    DMS BUS SYS CLOCK CP                        1
NT9X54AC    DMS-BUS EXT CLK INTF PB NA                  1
NT9X73BA    LMS-FBUS RATE ADAPTER CP                    1
NT9X74DA    REPEATER/TERMINATOR CARD                    1
NT9X76AA    STP SIGNALLING TERMINAL CP                  1
NT9X79AA    F-BUS EXTENSION PADDLEBRD                   1
NT9X79BA    F-BUS EXT CP E/W TEMINATOR                  1


DMS-MTX (Single Switch) Spares Package Additional Affiliate List Price   $****


FOR CHANNELIZED LIU7 SUBSTITUTE THE FOLLOWING:

NTEX25AA    CHANNEL BUS CONTROLLER CP                   1
NTEX25BA    CHANNEL BUS CONTL CP (RT)                   1
NTEX26AA    CHANNEL BUS INTERFACE CPPB                  1
NTEX28AA    LIS DS30 LINK INTF PB CP                    1


Channelized LIU7 Substitute Additional Affiliate List Price              $****


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                  Schedule A

1.0       DMS-MTX (Single Switch) Spares Package cont'd.
          Kit No. MA2162NU



 PEC Code            Product Description            Quantity
--------------------------------------------------------------------------------
FOR EIU'S ADD THE FOLLOWING:

NT9X84AA       ETHERNET INT-FACE CP                    1
NT9X85AA       DIX-(ETHERNET) PB                       1


EIU's Spares Additional Affiliate Spares List Price                   $****


FOR V.35 LIU7'S ADD THE FOLLOWING:
NT9X77AB       STP V.35 INTERFACE CP                   1


* V.35 LIU7'S Additional Affiliate List Price                         $****


FOR SWITCHES WITH MCAM3 ADD THE FOLLOWING:
NTFX30AA       IOM CONTROLLER CARD                     1
NTFX31AA       IOM PADDLEBOARD                         1
NTFX32BA       IOM DDU PLUG-IN MODULE                  1
NTFX32CA       IOM DAT PLUG-IN MODULE                  1
NTFX32AA       IOM SMC CARD                            1
NTFX42AA       ISM PROCESSOR CP                        1
NTFX43AA       ISM DC CONVERTER                        1
NTRX41AA       MFSP ALARM MODULE                       1
NTRX41BA       POWER ALARM MODULE                      1
NTRX42AA       MFSP BREAKER MODULE                     1
NTRX43AA       MFSP FUSE MODULE                        1
NTRX44AA       TALK BATTERY MODULE                     1
NTRX54BA       FAN PWR CONTROL MOD.                    1

MCAM3 Spares Additional Affiliate List Prices                         $****


*One (1) set of this spares kit will be provided when one (1) DMS-MTX switch is installed at a single switch location.

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                  Schedule A

2.0       BTS Spares Package

2.1 BTS Spares Package (provided on a ratio of one [1] package for every 25 BTSs in each PCS System.)




 PEC Code                      Product Description         Quantity
--------------------------------------------------------------------------------

NTGB69AA            CCA, BCN Interface (6 Port)               1
NTGK20AA            CCA, ATM Ultra Lite                       1
NTGB37AA            CCA, UCC (Jumbo)                          1
NTGB62AA            CCA, Channel (CSM)                        1
NTGB49AA            CCA, Analog Common                        1
NTGB15AA            CCA, TFU Frequency Reference              1
NTGK2122            Power Supply, Digital Shelf               1
NTGK21DA            CCA, Subscriber Test Unit (STU)           1
A0698817            STU Antenna                               1
NTGK22AA            CCA, Transceiver Controller               1
NTGK23AA            CCA, 1900MHz Upconverter                  1
NTGK24AA            CCA, 1900Mhz Receiver                     1
NTGK15BA            Module, PCS Driver                        1
*NTGK05GA or HA     RF Front End, Assembly                    1
NTPX26AA            GPS Receiver                              1
NTGB51TA            CCA, ACE E1/T1                            1
NTGB52BA            CCA,CIM,T1                                1
A0674448            System Controller Card                    1
A0674451            Local Controller Card                     1
NTGB01MA            GPS Antenna Kit                           1
NTGK37BA            RFFE Salt Fog Fan Assy.                   1
NTGK0157            Tubular Heater Kit                        1


Section 2.1 - BTS Spares Package Additional Affiliate List Price      $****

2.2  BTS Spares Package (provided on a ratio of one [1] package per System)



 PEC Code                        Product Description       Quantity
--------------------------------------------------------------------------------

A0670478            AC Circuit breaker, 15A (SP)              1
A0670482            AC Circuit breaker, 100A (Main)           1
A0670484            AC Circuit breaker, 20A (DP)              1
A0671796            Heat exchanger assembly                   1
A0671875            Thermister assembly                       1

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

2.2 BTS Spares Package (provided on a ratio of one [1] package per System) cont'd.



 PEC Code                    Product Description                 Quantity
--------------------------------------------------------------------------------

A0671810       Protector, coax, GPS, N-type                         1
A0671813       Protector, coax, 1/4 wave, N-type                    1
A0671814       Protector, coax, 2.5 Ghz, N-type                     1
A0671817       AC Surge suppresser                                  1
A0722329       AC Relay Box Assembly                                1
A0722324       T1/POTS surge suppressor (10PR Protected             1
               Terminal Block)
A0671801       Thermal controller unit                              2
P0844879       String #1 battery cable harness-ATS                  2
A0674443       DC Fan for internal air flow(cabinet)                3
A0674444       DC Fan for External air flow(ambient)                3
NT6C28GA       LVD Sensors & Cable Assembly                         1
A0377102       Circuit Breaker 1A 65V (BMU)                         1
A0377106       Circuit Breaker 5A 65V  (TCM)                        1
A0377107       Circuit Breaker 10A 65V                              1
A0377110       Circuit Breaker, 20A 65V                             1
A0649547       Circuit Breaker 100A 65V                             1
NT6C18HB       Helios Temperature Compensation Module/48            1
NT6C14PR       LVD Alarm Circuit Pack Control Card                  1
NTGK80AA       Configuration 14 Battery Management Unit             2
NT5C06CC       MPR25E ENH. EXT. Basis Rectifier - Dolphin Grey      3
NTGK0142       Cable Assembly Coax TNC/TNC                          3
NTGK0141       Cable Assembly Coax TNC/TNC                          1
NTGK0166       Cable Assembly Coax N/TNC                            3
NTGK0167       Cable Assembly Coax N/TNC                            1
NTGK0194       Cable Assembly Coax N/N                              1
NTGK0161       Cable Assembly 9Pin/9Pin                             2
NTGK0111       Cable Assembly CSU/DSU BCN Data                      2
NTGK0191       Cable Assembly USS/NT BMU Molex                      1
NTGK0121       Cable Assembly GPS II RX                             2
NTGK0106       Cable Assembly T1 2Pair                              2
NTGK0107       Cable Assembly MBTS BH/T1 Panel                      1
NTGK0148       Cable Assembly Coax TNC/SMA                          4


Section 2.2 - BTS Spares Package Additional Affiliate List Prices        $****

*    GA = RFFE  A & D Band
     HA = RFFE  B & E Band

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                  Schedule A

3.0-      BSC (Single Switch) Spares Package



 PEC Code               Product Description             Quantity
------------------------------------------------------------------

NTGB14AA       CCA, BCN Interface (8-Port)                 2
NTGB70BA       CCA, ATM Interface                          1
NTGB37AA       CCA, UCC (Jumbo)                            1
NTGB78AA       CCA, Site Alarm Card                        1
NTGB15AA       CCA, TFU Reference                          1
NTPX04AA       Cooling Unit                                2
NTGB08AA       CCA, Selector Common Intfc T1               2
NTGB06BA       CCA, Selector, 8 Element                    3
NTGB07CA       CCA, SBS Controller                         2
NTGB2710       CCA, Power Supply                           2
NTPX09AA       BIU Cooling Unit                            2
NTGB1811       Power Supply, DSU, -48VDC                   1
NTGB51TA       CCA, CDSU, T1/E1                            2
NTGB52BA       CCA, CIM, T1                                2
NTPX26AA       GPS Receiver                                1
NTPX11AA       BSC Spares Cabinet                          1


BSC (Single Switch) Spares Package Additional Affiliate List Price    $****

One (1) set of this spares kit will be provided when a single BSC is installed at a Switch location.

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                  Schedule A

4.0       BSM (Single Switch) Spares Package



 PEC Code              Product Description          Quantity
--------------------------------------------------------------------------------

NTPX09BA       BSM COOLING UNIT                        1
A0653229       DUAL HYBRID MODEM (DHM) V.              1
NTPX15AA       MAINTENANCE MODULE                      1
NTPX16AA       8-PORT ETHERNET MODULE-HUB              1
NTPX18AA       SERIAL SMART MODULE                     1
NTPX19AA       DISK ARRAY MODULE 3X3                   1
NTPX20AA       RAID CONTROLLER W/16MB CAC              1
NTPX21AA       DISK ARRAY MODULE                       1
NTPX22AA       SS20 CPU MODULE A                       1
A0628472       SYSTEM CONTROLLER CARD                  1


BSM (Single Switch) Spares Package Additional Affiliate List Price      $****


One (1) set of this spares kit will be provided when a single BSM is installed at a single Switch location.


[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                    ANNEX 2

                                   SERVICES

The following Schedules (A through C) are attached to and incorporated into this Annex 2.


SCHEDULE A    Installation and Commissioning Statement of Work/Project Schedule

SCHEDULE B    Customer Acceptance Support

SCHEDULE C    Project Management Services

                                      2-1

                                  SCHEDULE A

                        INSTALLATION AND COMMISSIONING
                      STATEMENT OF WORK/PROJECT SCHEDULE

1.0       INTRODUCTION

          This Installation and Commissioning Statement of Work ("SOW") defines the work requirements and responsibilities of both Seller and Buyer, which are necessary to engineer, furnish, deliver, install and test all Equipment furnished hereunder in accordance with the Project Intervals set forth in Section E herein, and in the case of a BTS, necessary for shipment to the Buyer's designated delivery location (e.g., a warehouse or staging area).

          Seller's obligation to perform Installation and Commissioning Services assumes receipt and acceptance of a valid Purchase Order for such Services. The materials and labor required for Installation activities as described below represent a "standard" installation. Buyer understands and agrees that certain of the requirements for such Installation and Commissioning activities are site dependent, and Seller reserves the right to quote additional charges on a time-and-material basis as the actual Designated Switch Site(s) or Installation Site(s), as applicable, are identified.

A.        OUTDOOR BTS

          The responsibilities of both Buyer and Seller as set out in this Section relate only to the Installation and Commissioning of Outdoor BTS Equipment.

1.0       Seller Responsibilities

          ----------------------------------------------------------------------
                          Roles and Responsibilities
          ----------------------------------------------------------------------
          Seller will ship the BTS Equipment to Buyer's designated delivery location in accordance with the intervals set forth in Section E.
          ----------------------------------------------------------------------
          Seller will ensure Equipment baseline is current and validate the version of material at the Installation Site.
          ----------------------------------------------------------------------
          Seller will furnish generic site drawings and all anchors and external mounting hardware necessary for positioning and securing the BTS.
          ----------------------------------------------------------------------
          Seller will coordinate with Buyer's inventory specialist to ensure consistent tracking of such Equipment.
          ----------------------------------------------------------------------
          Upon Seller's receipt and acknowledgment of the BTS Site Ready Check List, Seller will proceed with Installation and Commissioning activities.
          ----------------------------------------------------------------------

                                     2A-1

          ----------------------------------------------------------------------
                              Roles and Responsibilities
          ----------------------------------------------------------------------
          Seller-owned tools and test equipment will be used by Seller to Commission the BTS.
          ----------------------------------------------------------------------
          Seller will perform RFFE calibration.
          ----------------------------------------------------------------------
          Seller will, (i) mount the BTS onto the pad, (ii) bolt the BTS to anchors, and (iii) place the batteries in the trays. Seller will connect all batteries and circuit packs delivered to the BTS Installation Site.
          ----------------------------------------------------------------------
          Seller will mount and secure the RFFE(s) onto the mounting hardware; not including mast head mounted RFFE(s). Mast head mounting procedures are to be mutually agreed to by Seller and Buyer.
          ----------------------------------------------------------------------
          Seller's Installation and Commissioning personnel will mount the GPS antenna with Buyer provided mounting hardware including clamps, connectors and cable. (GPS antenna length for normal installation is 15 ft. from GPS antenna to BTS). Seller will validate the reception of the GPS antenna.
          ----------------------------------------------------------------------
          Seller Installation and Commissioning personnel will terminate the antenna jumpers to the RFFEs.
          ----------------------------------------------------------------------
          Seller will provide, place, install and label all BTS-to-RFFE coax cable. The cable will be placed into existing Buyer proved cable trays or conduit that must be completed prior to the BTS installation. Seller's Installation and Commissioning personnel will complete the conduit connection or ROX block entry into the BTS. Remote RFFE applications over 15 ft. not included.
          ----------------------------------------------------------------------
          Seller's Installation and Commissioning personnel will terminate Buyer provided AC, T1 and Alarm cables from the Mini PPC or AC demarcation, to the BTS. Seller Installation and Commissioning personnel will secure the conduit to the BTS if this method is chosen. The conduit or cable tray must be installed prior to setting the BTS on the pad.
          ----------------------------------------------------------------------
          Seller Installation and Commissioning personnel will provide and terminate the T1 and alarm cable from the Mini PPC or Telco demarcation. Seller Installation and Commissioning personnel will secure the conduit to the BTS if this method is chosen. The conduit or cable tray must be installed prior to setting the BTS on the pad.
          ----------------------------------------------------------------------
          Seller will lug and terminate all grounds (BTS, RFFEs, GPS antennas).
          ----------------------------------------------------------------------
          Seller will provide Installation and Commissioning teams once five (5) or more BTSs are ready for Installation and Commissioning.
          ----------------------------------------------------------------------

                                     2A-2

2.0       Buyer Responsibilities

          ----------------------------------------------------------------------
                                Roles and Responsibilities
          ----------------------------------------------------------------------
          Buyer will provide warehousing for all BTSs, including associated equipment. Buyer will notify Seller within ten (10) business days after receipt of Equipment of any damage which occurred during shipment, and, if known, shortages.
          ----------------------------------------------------------------------
          Buyer will deliver the BTS, RFFEs and associated equipment from Buyer's designated delivery location to each Installation Site. Any crane, helicopter or other non-standard transportation costs are the responsibility of Buyer.
          ----------------------------------------------------------------------
          Buyer will provide Seller's authorized employees the same level of access to the BTS and all associated equipment as afforded Buyer's employees, once the BTS has been delivered to its permanent Installation Site.
          ----------------------------------------------------------------------
          Buyer will be responsible for warehouse management personnel and movement of BTS Equipment within the warehouse. (Seller will not provide forklifts, dollies, hand trucks, etc.)
          ----------------------------------------------------------------------
          Buyer will provide and will install the conduit and cables for electricity (AC), Telco (T1, POTS, etc.), and alarm cables from the Power Protection Cabinet (PPC) to the BTS.
          ----------------------------------------------------------------------
          Buyer will provide all permits necessary for Installation Site construction, installation, electrical and Telco connections and service activation.
          ----------------------------------------------------------------------
          Buyer will ensure a clear cable path way between the BTS and RFFE.
          ----------------------------------------------------------------------
          Buyer will engineer the placement of the BTS(s) on the pad.
          ----------------------------------------------------------------------
          Buyer will engineer the placement of the RFFE(s).
          ----------------------------------------------------------------------
          Buyer will engineer the placement of the of the Global Positioning Satellite antenna.
          ----------------------------------------------------------------------
          Buyer will provide, install, and connect the jumpers from the main antenna cables to Buyer-engineered location of the RFFEs. Buyer will provide Seller Installation and Commissioning personnel with sweep test results for all antenna hard line cables that include the bottom jumpers to the RFFEs.
          ----------------------------------------------------------------------
          Buyer will provide the means for the cable in the form of cable tray or protective conduit.
          ----------------------------------------------------------------------
          Buyer will provide the means for the cable in the form of cable tray or protective conduit.
          ----------------------------------------------------------------------
          Buyer will construct all grounds according to proper Megger Grounding specifications.
          ----------------------------------------------------------------------
          Upon completion of its obligations as set forth in this Section, Buyer will complete a BTS Site Ready Check List in accordance with Section D herein and forward such list to Seller.
          ----------------------------------------------------------------------
          During Commissioning, Buyer will provide support personnel for Commissioning of remote mounted RFFE(s) with a height of ten (10) feet or greater, for obtaining cable loss measurements and RFFE calibration. Seller will coordinate this activity with Buyer to minimize the number of required trips to each Installation Site. Buyer will provide all necessary equipment (bucket truck, ladder, etc.) needed for Buyer support personnel to access the remote mounted RFFE.
          ----------------------------------------------------------------------

                                     2A-3

          ----------------------------------------------------------------------
          Buyer may provide qualified personnel to witness BTS Commissioning.
          ----------------------------------------------------------------------

                                     2A-4

       ------------------------------------------------------------------------
                          Roles and Responsibilities
       ------------------------------------------------------------------------
       Within five (5) business days of receipt of the Commissioning Criteria Acceptance form Buyer will either (i) accept and approve the form or (ii) advise Seller in writing of any deficiencies.
       ------------------------------------------------------------------------
       Buyer will provide a rolling forecast for the installation of BTSs with a minimum four (4) week lead time prior to the commencement of BTS Commissioning.
       ------------------------------------------------------------------------
       Buyer is responsible for the removal of any debris or refuse from the Installation Site resulting from BTS installation.
       ------------------------------------------------------------------------
       For growth cells in an existing system, Buyer will perform Switch and BSC/BSM database administration and BTS data downloading. Buyer will be responsible for all changes to database engineering and Switch/BSC/BSM translations necessary to integrate a newly Commissioned BTS into an existing "on air"' network.
       ------------------------------------------------------------------------

3.0    Materials Supplied with BTS

       The following items are supplied by Seller for each Outdoor BTS, included in the BTS Price.

       - BTS Isolation Pad
       - GPS Antenna and Environmental Cover
       - RFFE (3,2, or OMNI as required)
       - RFFE Grounding Kit, (ground buss must be within 10 ft. of RFFE)
       - RFFE mounting kit (for standard install)
       - Bottom Cover Plate

4.0    Optional Materials Required for BTS Installation

       The following material may be supplied by Seller for each Outdoor BTS installation for an additional price per Outdoor BTS.

       - RFFE Power Cables and Connectors, 20 ft. standard
       - RFFE Coax Cables and Connectors, 20 ft. standard
       - GPS Antenna Coax and Connectors, 20 ft. standard
       - GPS Antenna Mounts
       - T1, Telco and Alarm Cables
       - BTS Mounting Kits (as applicable)

         Note: It is the responsibility of Buyer to provide and connect all cables from the RFFE to the antenna including all clamps, connectors, etc.

                                     2A-5

B.     INDOOR BTS

1.0    Seller Responsibilities

       ------------------------------------------------------------------------
                          Roles and Responsibilities
       ------------------------------------------------------------------------
       Seller will ship the BTS Equipment to Buyer's designated delivery location in accordance with the intervals set forth in Section E.
       ------------------------------------------------------------------------
       Seller will ensure Equipment baseline is current and validate the version of material at the Installation Site.
       ------------------------------------------------------------------------
       Seller will furnish all anchors and external mounting hardware necessary for positioning and securing the BTS.
       ------------------------------------------------------------------------
       Seller will coordinate with Buyer's inventory specialist to ensure consistent tracking of such Equipment.
       ------------------------------------------------------------------------
       Upon Seller's receipt and acknowledgment of the BTS Site Ready Check List, Seller will proceed with Installation and Commissioning activities.
       ------------------------------------------------------------------------
       Seller-owned tools and test equipment will be used by Seller to Commission the BTS.
       ------------------------------------------------------------------------
       Seller will perform RFFE calibration.
       ------------------------------------------------------------------------
       Seller will, (i) approve Buyer's recommended placement of BTS(s) and RFFE(s) prior to installation provided that, Buyer's written recommendation is provided to Seller at least ten (10) business days prior to the scheduled delivery date for such BTS(s), (ii) mount the BTS onto the pad, (iii) bolt the BTS to anchors, and (iv) place the batteries in the trays. Seller will connect all batteries and circuit packs delivered to the BTS Installation Site.
       ------------------------------------------------------------------------
       Seller will mount and secure the RFFE(s) onto the mounting hardware; not including mast head mounted RFFE(s). Mast head mounting procedures are to be mutually agreed to by Seller and Buyer.
       ------------------------------------------------------------------------
       Seller's Installation and Commissioning personnel will mount the GPS antenna with Buyer provided mounting hardware including clamps, connectors and cable. (GPS antenna length for normal installation is 15 ft. from GPS antenna to BTS). Seller will validate the reception of the GPS antenna.
       ------------------------------------------------------------------------
       Seller Installation and Commissioning personnel will terminate the antenna jumpers to the RFFEs.
       ------------------------------------------------------------------------
       Seller will provide, place, install and label all BTS-to-RFFE coax cable. The cable will be placed into existing Buyer proved cable trays or conduit that must be completed prior to the BTS installation. Seller's Installation and Commissioning personnel will complete the conduit connection or ROX block entry into the BTS. Remote RFFE applications over 15 ft. not included.
       ------------------------------------------------------------------------
       Seller's Installation and Commissioning personnel will terminate Buyer provided AC, T1 and Alarm cables from the Mini PPC or AC demarcation, to the BTS. Seller Installation and Commissioning personnel will secure the conduit to the BTS if this method is chosen. The conduit or cable tray must be installed prior to setting the BTS on the pad.
       ------------------------------------------------------------------------

                                     2A-6

       -------------------------------------------------------------------------
                          Roles and Responsibilities
       -------------------------------------------------------------------------
       Seller Installation and Commissioning personnel will provide and terminate the T1 and alarm cable from the Mini PPC or Telco demarcation. Seller Installation and Commissioning personnel will secure the conduit to the BTS if this method is chosen. The conduit or cable tray must be installed prior to setting the BTS on the pad.
       -------------------------------------------------------------------------
       Seller will lug and terminate all grounds (BTS, RFFEs, GPS antennas).
       -------------------------------------------------------------------------
       Seller will install all circuit packs delivered to the BTS Installation Site.
       -------------------------------------------------------------------------
       Seller will provide Installation and Commissioning teams once five (5) or more BTSs are ready for Installation and Commissioning.
       -------------------------------------------------------------------------


2.0    Buyer Responsibilities

       -------------------------------------------------------------------------
                          Roles and Responsibilities
       -------------------------------------------------------------------------
       Buyer will provide warehousing for all BTSs, including associated equipment. Buyer will notify Seller within ten (10) business days after receipt of Equipment of any damage which occurred during shipment, and, if known, shortages.
       -------------------------------------------------------------------------
       Buyer will deliver the BTS, RFFEs and associated equipment from Buyer's designated delivery location to each Installation Site. Any crane, helicopter or other non-standard transportation costs are the responsibility of Buyer.
       -------------------------------------------------------------------------
       Buyer will provide Seller's authorized employees the same level of access to the BTS and all associated equipment as afforded Buyer's employees, once the BTS has been delivered to its permanent Installation Site.
       -------------------------------------------------------------------------
       Buyer will be responsible for warehouse management personnel and movement of BTS Equipment within the warehouse. (Seller will not provide forklifts, dollies, hand trucks, etc.)
       -------------------------------------------------------------------------
       Buyer will provide and will install the conduit and cables for electricity (AC), Telco (T1, POTS etc.), and alarm cables from the Power Protection Cabinet (PPC) to the BTS.
       -------------------------------------------------------------------------
       Buyer will provide all permits necessary for Installation Site construction, installation, electrical and Telco connections and service activation.
       -------------------------------------------------------------------------
       Buyer will ensure a clear cable path way between the BTS and RFFE.
       -------------------------------------------------------------------------
       Buyer will engineer the placement of the BTS(s).
       -------------------------------------------------------------------------
       Buyer will engineer the placement of the RFFE(s).
       -------------------------------------------------------------------------
       Buyer will engineer the placement of the of the Global Positioning Satellite antenna.
       -------------------------------------------------------------------------
       Buyer will provide, install, and connect the jumpers from the main antenna cables to Buyer-engineered location of the RFFEs. Buyer will provide Seller Installation and Commissioning personnel with sweep test results for all antenna hard line cables that include the bottom jumpers to the RFFEs.
       -------------------------------------------------------------------------

                                     2A-7

                          Roles and Responsibilities
       -------------------------------------------------------------------------
       Buyer will provide the means for the cable in the form of cable tray or protective conduit. Seller Installation and Commissioning personnel will secure the conduit to the BTS if this method is chosen. The cable rack must be installed before setting the BTS on the pad.
       -------------------------------------------------------------------------
       Buyer will construct all grounds according to proper Megger Grounding specifications.
       -------------------------------------------------------------------------
       Upon completion of its obligations as set forth in this Section, Buyer will complete a BTS Site Ready Check List in accordance with Section D herein and forward such list to Seller.
       -------------------------------------------------------------------------
       During Commissioning, Buyer will provide support personnel for Commissioning of remote mounted RFFE(s) with a height of ten (10) feet or greater, for obtaining cable loss measurements and RFFE calibration. Seller will coordinate this activity with Buyer to minimize the number of required trips to each Installation Site. Buyer will provide all necessary equipment (bucket truck, ladder, etc.) needed for Buyer support personnel to access the remote mounted RFFE.
       -------------------------------------------------------------------------
       Buyer may provide qualified personnel to witness BTS Commissioning.
       -------------------------------------------------------------------------
       Within five (5) days of receipt of Commissioning Criteria Acceptance form Buyer will either (i) accept and approve the form or (ii) advise Seller in writing of any deficiencies.
       -------------------------------------------------------------------------
       Buyer will provide a rolling forecast for the installation of BTSs with a minimum four (4) week lead time prior to the commencement of BTS Commissioning.
       -------------------------------------------------------------------------
       Buyer is responsible for the removal of any debris or refuse from the Installation Site resulting from BTS installation.
       -------------------------------------------------------------------------
       For growth cells in an existing system, Buyer will perform Switch and BSC/BSM database administration and BTS data downloading. Buyer will be responsible for all changes to database engineering and Switch/BSC/BSM translations necessary to integrate a newly Commissioned BTS into an existing "on air"' network.
       -------------------------------------------------------------------------

3.0    Materials Supplied with BTS

       The following items are supplied by Seller for each Indoor BTS, included in the BTS Price.

       - BTS Isolation Pad
       - GPS Antenna and Environmental Cover
       - RFFE (3,2, or OMNI as required)
       - RFFE Grounding Kit, (ground buss must be within 10 ft. of RFFE)
       - RFFE mounting kit (for standard install)
       - Bottom Cover Plate

4.0    Optional Materials Required for BTS Installation

                                     2A-8

       The following material may be supplied by Seller for each Indoor BTS installation for an additional price per Indoor BTS.

                                     2A-9

       - RFFE Power Cables and Connectors, 20 ft. standard
       - RFFE Coax Cables and Connectors, 20 ft. standard
       - GPS Antenna Coax and Connectors, 20 ft. standard
       - GPS Antenna Mounts
       - T1, Telco and Alarm Cables
       - BTS Mounting Kits (as applicable)

         Note: It is the responsibility of Buyer to provide and connect all cables from the RFFE to the antenna including all clamps, connectors, etc.

C.     BSM/BSC Equipment for the CDMA Switch

       The responsibilities of both Buyer and Seller as set out in this Section relate only to the Installation and Commissioning of BSM/BSC Equipment.

1.0    Seller's Roles and Responsibilities

       Seller, or its designated agent(s) or subcontractor(s) will perform the following:

1.1 Engineer, furnish, deliver, install, bolt down, Commission and test all BSM/BSC Equipment as described herein, in accordance with Section E herein ("Project Intervals") and Article 14 of the Agreement ("Commissioning Criteria"). Delivery requiring special lifting devices or vehicles to facilitate delivery will be at additional charge to Buyer and coordinated with the Seller.

1.2 Furnish a Customer Input ("CI") Questionnaire and Data Base Engineering Questionnaire for completion by Buyer.

1.3 Provide draft floor plans of the Designated Switch Site for Buyer's approval. Floor plan layouts will be finalized at the CI meeting.

1.4 Perform a site visit to Buyer's facilities to review the information collected from the completed Questionnaires, survey the Designated Switch Site and generate floor plans to engineer and install the BSC Equipment ("Customer Input" or "CI Meeting"). Any Services in addition to those included in this Section C which may be requested by Buyer because of the CI Meeting shall be quoted by the Seller.

1.5 Deliver the BSC Equipment to the Designated Switch Site specified below, on or before the date specified in the Project Intervals. Buyer will provide all necessary shipping information and Buyer contact personnel name and telephone number for delivery coordination no later than three
       (3) weeks prior to schedule ship date of BSC Equipment.

1.5.1  SWITCH LOCATION

       Name:
       Street Address:
       City:
       State/County/Zip Code:

                                     2A-10

1.5.2   BSC SITE(S)

        Name:
        Street Address:
        City:
        State/County/Zip Code:

1.6 Upon receipt of the Switch Site Ready Check List, Seller will acknowledge such receipt within two (2) business days. Upon acknowledgment of the Switch Site Ready check list, Seller will begin Installation of the BSC Equipment, in accordance with Section E herein and will utilize the applicable sections of the Northern Telecom Installation Manuals.

1.7 Provide all tools, installation and test equipment (including mobile phones) necessary for performance of Seller's obligations listed herein. Any use of Seller's tools and/or test equipment by Buyer must be approved by Seller and may subject Buyer to additional charges.

1.8     Comply with the Seller's security regulations for the Designated Switch
        Site.

1.9 Furnish and install cable required to connect the BSC Equipment to the demarcation points defined below:

1.9.1   Telco Facilities Demarcation

        Switch

        The Telco facility demarcation points are defined as the DSX Jacks (to be provided by Buyer). Terminal blocks required for Equipment, VF, data, and alarm cables will be provided and installed by Seller on Buyer's Intermediate Distribution Frame ("IDF"). Up to 125 ft. of each type of cable (standard length) will be provided by Seller to connect the Switch Equipment to the IDF. Seller will cross connect the jumpers as directed by Buyer. Additional cable and associated materials, if required, will be provided at Buyer's expense. Seller will terminate the DS-1 cables to Buyer-provided DSX panel. Buyer will be responsible for bringing all other DS-1 facilities to the DSX.

1.9.2   DC Power System Demarcation

        The DC power system demarcation point is defined as the DC power board fuse(s) and/or breaker(s). Wire for each power and return lead will be provided by Seller (a maximum of 125 ft. per frame) to connect to the Equipment. Additional wire and associated materials, if required, will be provided at Buyer's expense. DC fuses and/or breakers and any other parts of the power board or DC power system (including inverters) are not provided by Seller. Information regarding the required fuse and/or breaker quantities and sizes will be provided by the Seller, with actual hardware provided by Buyer.

                                     2A-11

1.10 If requested by Buyer and at Buyer's additional expense, provide all overhead cable trays at each Designated Switch Site for the Switch room and Transport room.

1.11 At each Designated Switch Site, provide up to 125 ft. of wire for the ground lead extending from the Equipment to the Main Ground Bar (MGB).

1.12 Furnish, install and test two (2) video display units, two (2) printers. No telephone key system or telephones are provided. Any additional items will be provided and installed at Buyer's expense.

1.13 Complete the BSC Installation and Commissioning on or before the date as specified in the Project Intervals herein.

2.0   Buyer's Roles and Responsibilities

      Buyer or its designated agent(s) or subcontractor(s), will perform the following:

2.1 Provide overall management and engineering functions related to Buyer's responsibilities listed herein. This includes, but is not limited to, other product suppliers, Telco circuit orders and engineering relating to the applicable Designated Switch Site.

2.2 Provide all real estate property, environmental approvals, leases, rents, rights-of-way and all local and federal government permits and licenses applicable to the Installation and operation of a CDMA System (excluding any applicable permits required in the normal course of Seller's doing business), including but not limited to, Certificates of Occupancy and FCC, construction, zoning and FAA permits.

2.3 Gather the information necessary to complete the Customer Information and Database Engineering Questionnaires on or before the applicable date specified in Section E.

2.4 Review, approve and return Seller's draft floor plan for each Designated Switch on or before the date specified in Section E.

2.5 Prepare the BSC Designated Switch Site as necessary, including the following:

2.5.1 Provide all required architectural work, civil engineering and construction work including, but not limited to, site preparation such as grading, tree removal, roads, tower and building foundations, and fencing in accordance with all applicable codes, permits and regulations.

2.5.2 Install Seller provided GPS antenna system and all associated cabling prior to BSC install start. Buyer will be responsible for cross-connection of Switch cables at the DSX position designated by Buyer.

                                     2A-12

2.5.3 Provide adequate building facilities, utilities, space and environmental conditions for Seller's Installation personnel and Equipment as well as any other Buyer equipment. Buyer will ensure that each Designated Switch Site is prepared in accordance with the environmental requirements for Seller's BSC Equipment as set forth in Section C, Section 3.0 herein. All Designated Switch Sites will provide safe access for Installation personnel taking into account the kind of activity to be performed, the location of the sites, and inclement weather conditions.

2.5.4 The Designated Switch Site will have air-conditioning, heating, ventilation, lighting and adequate working space that is free of debris and other clutter which might hinder the Installation. The building must be dry and free from dust and in such condition as not to be hazardous to Seller personnel or the Equipment and materials to be installed. Seller will gather and separate debris from usable material, mark accordingly, and place in an area identified by Buyer for Buyer's pick-up and disposition.

2.5.5 Provide any building renovations, computer floors and wall penetrations. Provide openings (including elevator space where required) to allow the BSC Equipment to be placed into position.

2.5.6 Provide and install adequate fire fighting apparatus at each Designated Switch Site. Activation of a water fire extinguishing system may void the Product warranty.

2.5.7 Provide and install all required commercial AC power and associated fixtures including, but not limited to, all necessary conduits, AC panels, AC circuit breakers, AC fuses, building wiring, convenience outlets, lighting and AC grounds. All electrical facilities will conform to the latest issue of the National Electrical Code (NEC) and any local codes to insure a safe work area.

2.5.8 Provide adequate security for the BSC Equipment, installation materials and tools at each Designated Switch Site and/or storage facility (if required).

2.5.9 Provide three telephone lines (two for modems and one telephone set) and service (dial tone from a local exchange) at each Designated Switch Site; one (1) line at installation start, and two (2) modem lines four (4) weeks prior to Commissioning start. All traffic generated by Seller personnel will be limited to business and Product testing purposes only. Any Seller personal calls will be the responsibility of Seller.

2.6 Engineer, furnish, deliver, install and test the following in a professional and workmanlike manner:

2.6.1 An IDF for each Designated Switch Site. The IDF can be a free standing rack.

                                     2A-13

2.6.2 A single point grounding system, including an MGB and all subsequent connections to the ground field will be provided for the Equipment at each Designated Switch Site. The ground fields shall measure 5 ohms or less.

                                     2A-14

2.6.3 A negative 48V DC power system and a 500V DC to AC inverter for each Designated Switch Site, including any alarm cables, terminal blocks and AC power wiring.

2.6.4 Dedicated DS-1 facilities to connect each Switch to the PSTN. DS-1 facilities are to be provided (from the DSX panel provided by Buyer) to the Telco facility demarcation point as defined in paragraph 1.9.1 of this Section C at each Designated Switch Site.

2.6.5 All DSX cross connect panels including: any associated relay racks, fuse and alarm panels, power wiring, HF cables, jumpers, alarm cables, VF jack fields, patch cords and terminal blocks.

2.6.6 All alarm sensors and wiring, other than those which are included with the Equipment, and connect such sensors and wiring to Buyer-provided alarm terminal blocks. This includes, but is not limited to, open door, high/low temperature, tower lights and smoke detector alarm sensors.

2.7 Provide Seller-designated personnel free access to each Designated Switch Site as required to perform Seller's obligations under this Agreement. Access is to be provided as follows:

2.7.1 Adequate roads and parking to each Designated Switch Site for delivery vans and two-wheel drive vehicles.

2.7.2  Buyer shall provide all required security passes and clearances.

2.7.3 Buyer shall provide Seller's authorized employees escorted access to the Designated Switch Site. Seller shall provide Buyer twenty-four hours advance notice of the need for access. Telephonic notification is permissible.

2.8 The Buyer will provide proper floor loading and wall installation and any additional bracing needed to meet any Federal, State or Local Government seismic zone requirements. If requested in the CIQ, Seller will provide and install earthquake-anchoring kits for the BSC at an additional expense to Buyer.

2.9 Buyer shall provide free telephone service (air time and long distance) to Seller personnel during the Term of this Agreement as may be necessary for the Seller to carry out any Installation, testing, or other Services necessary for Installation of the BSC/BTS Equipment. The purposes of such service will be to support the BSC/BTS Equipment Installation for testing purposes, business communications, and safety needs of Seller personnel. The free service shall include, but not be limited, to, activation charges, air time, long distance and roamer charges.

                                     2A-15

2.10 The Buyer will provide the Seller's personnel clear access to all end points that are to be cabled to or from the BSC. The Buyer will be responsible for any construction associated with clear access (holes through walls, etc.) and any subsequent construction needed per local ordinances or building codes once cabling is complete (fire stopping, etc.).

3.0    Equipment Environmental Requirements

3.1 All preparation work for the Designated Switch Site shall be performed in such a way as to allow operation of the BSC Equipment in accordance with Seller's standard environmental requirements for the Equipment. Operation outside the normal conditions will void the warranty.

3.1.1 In the event Buyer elects to deploy the BSC Equipment in areas where Buyer has reason to believe that the normal environmental parameters for such Equipment may be exceeded, Buyer and Seller shall mutually agree on the conditions in which the warranty may remain in effect.

       Buyer's completion of its responsibilities as set forth in Section B,
       Section 2.0 and Seller's sign-off of the Site ready Check List referenced in Section C herein shall constitute the Designated Switch Site as being "Site Ready."

D.     SITE READY

1.0    Installation Site Ready for BTS Installation and Commissioning Only

       Buyer's completion of the following, as well those responsibilities of Buyer's as set forth in Section(s) A and B of this Schedule B, shall result in an BTS Installation Site being declared "Site Ready" for Installation and Commissioning.

1.1 Antenna sweep has been successfully completed and all test results have been performed in accordance with Section(s) A and B of this Schedule B, and accepted by Seller.

1.2 Successful Megger testing of ground systems has been completed in accordance with Section A of this Schedule B.

1.3    Telco Span (T1) has been successfully tested, including backhaul:

       - Straight Span
       - Drop & Insert
       - Test results have been accepted by Seller.

1.4 At each BTS Installation Site, a POTS line or wireless phone service is available. Such phone will be used for business purposes only.

                                     2A-16

1.5 Electrical (AC) is available on the BTS Installation Site as specified in Section A of this Schedule B.

2.0  Designated Switch Site Ready for BSC Installation and Commissioning Only

     Completion of Buyer's responsibilities as set forth in Section C herein shall result in the Designated Switch Site being declared Site Ready for Installation and Commissioning.

3.0  BTS Installation Site/Designated Switch Site - Site Readiness

3.1 Seller reserves the right to charge Buyer for downtime and travel expenses for the dispatch of Seller personnel to BTS Installation Sites or Designated Switch Sites, as applicable, which are not ready to begin Installation and/or Commissioning as applicable as scheduled by Buyer. All such charges, including hourly charges (supported by reasonable documentation provided by Seller), will be charged at Seller's standard rates then in effect.

     All such charges will be paid by Buyer within thirty (30) days of receipt of Seller's invoice therefor.

3.2 Seller reserves the right to re-assign its Installation and Commissioning personnel should the downtime described in Subsection 3.1 above exceed three (3) consecutive business days. Seller reserves the right to charge, in addition to its hourly downtime rate, actual and reasonable expenses incurred to cover the cost of travel expenses for its employees or Subcontractors.

     All such charges will be paid by Buyer within thirty (30) days of receipt of Seller's invoice therefor.

3.3 Buyer reserves the right to cancel Seller's scheduled commencement of Installation and Commissioning without penalty, with three (3) business days notice. This notice must be written and signed by an authorized Buyer employee. Electronic mail or facsimile notices are acceptable.

E.   PROJECT INTERVALS

     The intervals set forth below assume that the Equipment and/or Services, as applicable, have been forecasted in accordance with the Sprint Spectrum Contract requirements.

                                     2A-17

1.0    Order to Shipment Intervals

       -------------------------------------------------------------------------
                 Activity                       BSC         BTS     Bulk Items
       -------------------------------------------------------------------------
       Customer Network Design Approval        Week 1       ---
       (Approved CIQ required)

       P.O. for Model or JCO if Change                     Week 1     Week 1

       JOM/Generate JCO                        Week 3

       Initiate Specs*                         Week 4-6    Week 3     Week 2

       Initial Factory Order Specs Received    Week 5      Week 4     Week 3

       Delivery                                Week 14     Week 8     Week 11
       -------------------------------------------------------------------------

       * Assumes Buyer has reviewed and approved floor plan.

2.0    Services Intervals

       -------------------------------------------------------------------------
               Activity                 BSC                        BTS **
       -------------------------------------------------------------------------
        Install/Commissioning      Site Ready sign-off      Site Ready sign-off
        Complete                   plus 12 weeks            plus 5 days
       -------------------------------------------------------------------------

     ** Work to be performed Monday through Saturday (excluding holidays), not to exceed forty-eight (48) man hours per week. Performance of Commissioning Services which require Seller's personnel to work more than six (6) days per week, and/or forty-eight (48) hours per week, if requested by Buyer, will result in additional charges to Buyer.

                                     2A-18

                                 ATTACHMENT 1


                           BTS SITE READY CHECK LIST

________________________________________________________________________________

Site                            Proj. #                    C.O.E.O.
___________________            _______________           ______________________

___________________            _______________           ______________________


Nearest Cross Street                                        Date /1/
________________________________________                   ____________________

________________________________________                   ____________________


________________________________________________________________________________
________________________________________________________________________________


  [_] BTS Ready                  Type of Site /2/           Date Observed /3/
                              __________________________
                              __________________________


     [_]   Indoor Installation?                             ____________________
                                                            ____________________

     [_]   Grate/Pad                                        ____________________
                                                            ____________________

     [_]   Fence                                            ____________________
                                                            ____________________

     [_]   Tower and Antenna System Complete                ____________________
           (Valid Sweep Test Results)
                                                            ____________________


     [_]   RFFE Mounting positions                          ____________________
           available (Icebridge/brackets etc.)

                                                            ____________________


     [_]   Grounds available at BTS and RFFEs               ____________________
           (megger test results provided)

                                                            ____________________


     [_]   AC Available (at demark)                         ____________________
                                                            ____________________

     [_]   T1 Available (and tested)                        ____________________
                                                            ____________________

     [_]   Site Access (Special Needs)                      ____________________
                                                            ____________________


Additional Info:
_______________________________________________________________________________






_______________________________________________________________________________
_______________________________________________________________________________

                                    2A-19

Notes:
1. For the header block, please put in the date that all sub-topics were observed to be complete.
2.   For Grate/Pad please put type of site.
3.   For remaining blocks, please put in the date you observed each.
4. Please include in comments any additional information that may be useful in completing the installation and commissioning of the BTS.

_____________________                         ______________________________

Buyer:                                        Seller acknowledgment:


_____________________                         ______________________________

Date:                                         Date:

                                     2A-20

                                  ATTACHMENT 1


                         BSC/BSM SITE READY CHECK LIST

________________________________________________________________________________

Site                            Proj. #                    C.O.E.O.
___________________            _______________           ______________________

___________________            _______________           ______________________


Nearest Cross Street                                        Date
________________________________________                 ______________________

________________________________________                 ______________________


________________________________________________________________________________


________________________________________________________________________________


Buyer has completed its obligations, as set forth in Schedule A of Annex 2, Schedule B, Section B, Section 2.0 necessary for Seller to commence Installation/Commissioning of Switch/BSC Equipment.


Additional Info:
________________________________________________________________________________









________________________________________________________________________________


Buyer:                                         Seller acknowledgment:


Date:                                          Date:

                                     2A-21

                                  SCHEDULE B

                          CUSTOMER ACCEPTANCE SUPPORT

1.0 "Customer Acceptance Support" shall mean Seller's on-site technical support Services for the optimization and/or operation and maintenance of the BTS, Switch and Base Station Manager (BSM), to be specified in a Purchase Order accepted by Seller. The Price(s) for such Services shall be as set forth in Section 3.1 of Annex 1, which Services are further described below:

2.0   Customer Acceptance Support consists of:

      A.  RF Optimization Support:
          i.   Update neighbor list on the BTS.
          ii. Change RF parameters within the BTS based on RF Engineering inputs.
          iii. Report overall network status.
          iv.  Monitor overall PCS System performance.

      B.  Operations and Maintenance Support:
          i. Download the required BTS software and update the BTS neighbor list.
          ii. Establish and integrate Operation Measurements (OMs) to the Switch and BSM.
          iii. Test Communications between the Switch and Buyer's remote center.
          iv. Check Billing validation between the Switch and the Buyer's billing system.
          v.   Update the patches and the load set on the Switch and BSM.
          vi.  Provide maintenance support for the BTS, Switch and BSM.
          vii. Monitor and report PCS System performance.

3.0 Specific Customer Acceptance Support Services, quantity of resources and timeframes for Customer Acceptance Support shall be mutually agreed to by the Buyer and the Seller prior to issuance of the Buyer's Purchase Order and shall be specifically stated in such order. These specific Customer Acceptance Support Services shall be set forth in a separate Statement of Work (SOW), such SOW to be made a part of the Buyer's Purchase Order. The Seller shall have at least five (5) days from the Seller's receipt of the Buyer's Purchase Order to provide the required resources requested by such order. Time sheets for Customer Acceptance Support

                                     2B-1
     services shall be attached to the appropriate invoice for such services. If the Buyer requires the Seller to provide Customer Acceptance Support services which require the Seller's resources to work more than six (6) days per week, and/or forty-eight (48) hours per week, additional charges may apply.

                                     2B-2

                                  SCHEDULE C

                          PROJECT MANAGEMENT SERVICES

The supplemental terms and conditions below, including defined terms, which terms and conditions and defined terms apply to Seller's provision of Project Management Services take precedence over any conflicting terms and conditions specified in the Agreement or any other annexes under this Agreement.

Seller's obligation to perform Project Management Services as set forth herein assumes receipt and acceptance of a valid Purchase Order for such Services.

1.0   Agency Relationship
      -------------------

      With respect to the provision of such Project Management Services, Buyer and Seller understand and agree that Seller is acting as an agent for and on behalf of Buyer and in such capacity and has no direct relationship, responsibility for, nor control over Buyer's subcontractors, agents, (excluding Seller, Seller's employees, subcontractors and agents) or employees providing the build-out services for Buyer's Network over which Seller shall be providing Project Management Services as described herein.

2.0 Seller shall have full responsibility for the performance of the obligations under this Agreement by its respective employees, agents and subcontractors, including the payment of all withholding taxes, that may be required with respect thereto.

3.0   INDEMNIFICATION

      BUYER SHALL INDEMNIFY SELLER FROM AND AGAINST THE FOLLOWING: (1) ANY CLAIM FOR PAYMENT FOR SERVICES PERFORMED BY OR PRODUCTS DELIVERED BY A SUBCONTRACTOR, AGENT OR EMPLOYEE OF BUYER OR ANY LOWER TIER SUBCONTRACTOR;
      (2) ANY THIRD PARTY CLAIM RESULTING FROM BUYER OR BUYER'S SUBCONTRACTOR'S NEGLIGENCE OR MISCONDUCT. BUYER SHALL INDEMNIFY SELLER FROM ANY THIRD PARTY CLAIM FOR PERSONAL INJURY OR TANGIBLE PROPERTY DAMAGE RESULTING FROM BUYER OR BUYER'S SUBCONTRACTOR'S NEGLIGENCE OR MISCONDUCT. SELLER SHALL INDEMNIFY BUYER FROM AND AGAINST THE FOLLOWING: (1) ANY CLAIM FOR PAYMENT FOR SERVICES

                                     2C-1

      PERFORMED BY OR PRODUCTS DELIVERED BY A SUBCONTRACTOR, AGENT OR EMPLOYEE OF SELLER OR ANY LOWER TIER SUBCONTRACTOR; (2) ANY THIRD PARTY CLAIM RESULTING FROM SELLER OR SELLER'S SUBCONTRACTOR'S NEGLIGENCE OR MISCONDUCT. SELLER SHALL INDEMNIFY BUYER FROM ANY THIRD PARTY CLAIM FOR PERSONAL INJURY OR TANGIBLE PROPERTY DAMAGE RESULTING FROM SELLER OR SELLER'S SUBCONTRACTOR'S NEGLIGENCE OR MISCONDUCT. THE PARTIES' OBLIGATIONS UNDER THIS SECTION 3.0 TO INDEMNIFY, DEFEND AND HOLD HARMLESS SHALL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT FOR A PERIOD OF TWO (2) YEARS.

4.0   Warranty

      Seller warrants that it will provide the Project Management Services as described herein in a good and workmanlike manner. In the event of any material breach of this warranty, Seller shall be given written notification and the opportunity to correct any deficiencies in Project Management Services provided to Buyer. In the event Seller is unable to do so, the sole remedy of Buyer shall be to recover the compensation paid to Seller for the deficient Project Management Services. SELLER MAKES NO OTHER REPRESENTATIONS AS TO THE QUALITY OF SUCH SERVICES AND MAKES NO OTHER WARRANTIES AS TO THE PERFORMANCE THEREOF. OTHER THAN AS SET FORTH HEREIN, SELLER IS PROVIDING THE SERVICES ON AN "AS IS" BASIS AND SPECIFICALLY DOES NOT PROVIDE WARRANTIES WITH RESPECT TO USE BY BUYER OF ANY DOCUMENTS DEVELOPED BY SELLER. ANY OTHER WARRANTIES WHICH MIGHT BE IMPLIED BY LAW ARE HEREBY EXPRESSLY DISCLAIMED, INCLUDING THE WARRANTY OF FITNESS FOR PARTICULAR PURPOSE AND MERCHANTABILITY.

5.0   In providing Project Management Services, Seller shall:

      . Work with Buyer's functional groups (RF, Construction, Site Acquisition, Network Engineering, Implementation, Network Operations) to define significant tasks applicable to the project.

                                     2C-2

     . Assist in the development of a project plan based on intervals, schedules and capacities as defined by the Buyer's responsible functional group(s).

     . Identify major milestones and establish the critical path within the project plan.

     . Monitor and report progress toward milestones, on a weekly basis, by incorporating progress reports provided by Buyer's functional group(s), and revise the plan as required.

     .    Issue jeopardy notices when delay of major milestones are projected.

     .    Facilitate weekly project update meetings with the Buyer.

     . Issue weekly project status reports in a mutually agreed upon format consistent with milestones being tracked.

5.1 Seller's deliverables will be developed primarily in Microsoft Project and Excel. If other tools are requested by Buyer, there may be additional costs passed to the Buyer for procurement of such tools and training of Seller personnel in their use.

5.2 Specific Project Management Services support and timeframes for Project Management shall be mutually agreed to by the Buyer and the Seller prior to issuance of a Purchase Order and shall be specifically stated in such order. Specific Project Management Services shall be set forth in a separate Statement of Work (SOW), such SOW to be attached to and made a part of the Buyer's Purchase Order. Travel and living expenses are included in the Seller's Price. The Seller shall have at least five (5) days from the Seller's receipt of a Purchase Order to provide the required resources requested by such order. Time sheets for Project Management Services shall be attached to the appropriate invoice for such services. If the Buyer requires the Seller to provide Project Management Services which require the Seller's resources to work more than five (5) days per week, and/or forty (40) hours per week, additional charges may apply. If the Buyer requires the Seller's resources to work on the project at the project location, the Buyer will provide the Seller's Project Management personnel with suitable office space and office equipment (e.g. telephones, furniture, etc.) at no charge to the Seller.

                                     2C-3

5.3 Buyer requested activities other than those listed in Section 5.0 may result in additional charges to Buyer.

                                     2C-4

                                   Reference:  Supply Agreement
                                   dated ________________ between
                                   Nortel Networks Inc. and
                                   Illinois PCS, LLC


                                    ANNEX 3

                                TURNOVER NOTICE


TO:      Nortel Networks Inc.
         2435 N. Central Expressway
         Richardson, Texas 75080

         Attention: Manager, Contract Administration



The undersigned hereby acknowledges that the Equipment located at __________ has been installed and tested by Nortel Networks Inc., is available to be placed in service, and Commissioning has been completed as set forth in the referenced Agreement.



Date:______________________

Buyer:_____________________

By:________________________

Title:_____________________

                                      3-1

                                 Reference:  Supply Agreement
                                 dated____________________ between
                                 Nortel Networks Inc. and
                                 Illinois PCS, LLC



                               ACCEPTANCE NOTICE



TO:      Nortel Networks Inc.
         2435 N. Central Expressway
         Richardson, Texas  75080

         Attention: Manager, Contract Administration




Pursuant to the terms and conditions of the referenced Agreement, I, the undersigned Buyer, hereby acknowledge that Nortel Networks Inc. has completed all requirements for Acceptance of the Equipment located at __________________, as set forth in the Agreement and all Annexes, and hereby certify to the final Acceptance of such Equipment.



Date:______________________________

Buyer:_____________________________

By:________________________________

Title:_____________________________

                                      3-2

                                    ANNEX 4

                           SELLER WARRANTY SERVICES


1.0      TAS WARRANTY SERVICES

1.1 If Buyer experiences operational difficulties, Buyer may contact Seller's Technical Assistance Service (TAS) Department. Special remote terminals in the TAS center are used to communicate with Buyer's System to diagnose fault conditions and recommend corrective action.

1.2 This function provides three (3) basic classifications of assistance to a customer:

1.2.1    Emergency Technical Assistance Service

         This service is available to Buyer when immediate assistance with operational problems (i.e., loss of call processing, loss of billing) is required. This service is available 24 hours/day, seven days/week. Through verbal reports and remote diagnoses of the System, TAS technicians recommend actions to restore the System to stable operation as quickly as possible.

1.2.2    Routine Technical Assistance Service

         This service is available to Buyer when problem isolation/resolution in a Non-Emergency situation is required. This service is available during normal business hours (8:00 a.m. -5:00 p.m. Central, M-F) and is primarily used for analysis of routine technical problems using verbal reports from site personnel and System-generated information.

1.2.3    Technical Information Service

         This service is available during normal working hours to answer the variety of questions about specific System functionality, procedures, operational issues, new features, and other telephony oriented questions which are not addressed in the Documentation.

                                      4-1

2.0      SERVICES NOT COVERED BY WARRANTY

2.1 Seller will provide technical assistance free of charge during the Warranty Period, as defined in the terms and conditions of the Supply Agreement. Some situations may arise during this no-charge Warranty Period that will result in a service request being considered as billable. Such situations include, but are not limited to the following:

2.1.1 Requests resulting from problems with equipment not furnished by Seller.

2.1.2 Requests where the problem solution was available via Seller documentation such as NTPs, Advisory Bulletins, and Software release documents.

2.1.3 Requests that result from patches which alter the design intent of standard Software in order to provide Buyer requested changes in operations.

2.1.4    Requests for on-site assistance in lieu of remote testing.

2.1.5 Non-emergency requests outside normal business hours (8:00 a.m.-5:00 p.m. Central, M-F, Seller Holidays), unless scheduled with appropriate TAS manager in advance.

2.1.6 Requests for assistance in performing Buyer elected System datafill changes, including, but not limited to, changes to "write restricted" tables or System growth and/or System customization.

2.1.7 Requests for assistance in identifying faulty Hardware or Software for which standard maintenance fault-locating procedures exists.

2.1.8 Requests for assistance relating to Cell Sites not installed or relocated by Seller.

2.1.9 Requests for assistance with routine System maintenance or Software patch applications.

2.1.10 Requests for assistance with routine Switch preparation in advance of a Software upgrade (e.g., peripheral loading). Buyer will be given a checklist in advance of a Software upgrade application detailing Buyer's responsibilities in completing such application.

                                      4-2

3.0      PRIORITY CLASSIFICATION

3.1 The TAS Center offers a single point of contact to Buyer for assistance in resolving problems which affect the technical operation of their Switch Equipment.

         TAS is available 24 hours/day, 7 days/week; therefore, the Service Priority Classification System is designed to establish an interrelationship between the problems and the appropriate level of reaction and resolution. The system is based upon a problem's direct or potential effect upon subscriber service.

         System problems are assigned one of five priority levels as defined in Northern Telecom Practices: "Northern Telecom Service Priority Classification," or as such document may be revised from time to time.

4.0      CUSTOMER SERVICE REPORT (CSR) PROCEDURES

4.1      Buyer Responsibility

         It is recommended that the Buyer arrange to have all Engineering and Technical Support personnel attend specified training courses in order to properly utilize existing documentation and diagnostic resources required to ensure proper day to day operation of its Northern Telecom Equipment. Buyer is expected to understand and determine all engineering parameters and to use all locally available resources to troubleshoot and isolate System problems prior to calling Seller TAS for assistance; however, in emergency situations such as System outages, TAS should be notified immediately.

         Whatever the nature of the service call, the more completely the trouble is described, the more efficiently the problem can be analyzed and rectified.

         When a service call is placed with TAS, the following information must be provided;

            .  Indicate if the call is an emergency or not;
            .  Company name and Switch site location;
            .  Main telephone number;
            .  Contact name and telephone number;

                                      4-3

            .  Hardware type;
            .  Detailed problem description.

         After a service call is placed, Buyer site personnel must be available to take direction from TAS to perform on-site activity required to isolate and resolve the problem.

4.2      TAS Responsibility

         a.   Seller Normal Business Hours

              Routine or Emergency Service calls are taken during normal business hours (8:00 a.m. - 5:00 p.m. Central, M-F, except Seller holidays).

              A TAS representative "prime" will be assigned to assist Buyer and will receive all requests for assistance directly from Buyer. If the prime TAS representative is unavailable, a message may be taken or the call may be referred to a secondary TAS representative. TAS is committed to a same day reply to all messages. Emergency calls are responded to immediately by the first available TAS representative.

              The TAS representative taking the service call will request the required Buyer information, determine if the problem description requires that a Customer Service Report (CSR) be opened (general questions which do not require investigation may not need to be formally documented by a CSR), determine the appropriate priority classification, and respond according to the response objective associated with that classification.

              The TAS representative responsible for the CSR will prioritize all assigned CSRs according to priority classification and will resolve and close the CSR with the Buyer based on classification.

         b.   Outside Normal Business Hours

              Emergency Service Only (E1, E2)

              After-hours service calls are taken by an answering service. The answering service will record the calling party name, company and

                                      4-4
              telephone number and will activate the emergency pager service to page the designated TAS representative on-call. If there is no response within five minutes, the answering service will begin calling home phone numbers and pagers of TAS Managers and other TAS representatives until contact is made. The responding Seller representative will contact Buyer immediately and take appropriate action to resolve the trouble. The service call will be formally documented the next regular business day.

5.0      EMERGENCY SHIPPING SERVICE FOR REPLACEMENT HARDWARE

5.1 For requests received during Seller regular business hours 8:00 a.m. - 5:00 p.m. Central, Monday-Friday (excluding holidays), the surcharge shall be $**** per request.

5.2 For requests received outside regular business hours (as defined above), the surcharge shall be $**** per request.

[****] CERTAIN PORTIONS INDICATED BY "****" HAVE BEEN OMITTED PURSUANT TO A
       REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE COMMISSION.

                                      4-5

                                    ANNEX 5

                               SOFTWARE LICENSE
          NORTEL NETWORKS INC. ("Nortel") TELECOMMUNICATIONS PRODUCTS

1. Subject to the terms hereinafter set forth, Nortel Networks Inc., ("Nortel") grants to Buyer a personal, non-exclusive license: (1) to use certain Licensed Software, proprietary to Nortel or its suppliers, contained as an integral part of the Hardware; and (2) to install and use each item of Licensed Software not an integral part of the Hardware; and (3) to use the associated documentation. Buyer is granted no title or ownership rights in or to the Licensed Software, in whole or in part, which rights if any, as between the parties, shall remain with Nortel or its suppliers. The right to use Software or any individual feature thereof may be restricted by a measure of usage of applications based upon the number of devices, subscribers, or some similar measure. Expansion beyond a specified usage level may require payment of an additional fee.

2. Nortel considers the Licensed Software to contain "trade secrets" of Nortel and/or its suppliers. Such "trade secrets" include, without limitation thereto, the specific design, structure and logic of individual Licensed Software programs, their interactions with other portions of Licensed Software, both internal and external, and the programming techniques employed therein. In order to maintain the "trade secret" status of the information contained within the Licensed Software, the Licensed Software is being delivered to Buyer in object code form only.

3. Nortel or its suppliers holding any intellectual property rights in the Licensed Software, and/or any third party owning any intellectual property right in software from which the Licensed Software was derived, are intended third party beneficiaries of this License. All grants of rights to use intellectual property intended to be accomplished by this License are explicitly stated and no additional grants of such rights shall be inferred or created by implication.

4. Buyer warrants to Nortel that Buyer is not purchasing the rights granted by this License in anticipation of reselling those rights.

5.  Buyer shall:

5.1 Hold the Licensed Software in confidence for the benefit of Nortel and/or suppliers; and

5.2 Keep a current record of the location of each copy of Licensed Software made by it; and

5.3 Use each copy of the Licensed Software only on a single CPU at a time (for this purpose, single CPU shall include systems with redundant processing units); and

5.4 Affix to each copy of Licensed Software made by it, in the same form and location, a reproduction of the copyright notices, trademarks and all other proprietary legends and/or logos of Nortel and/or its suppliers, appearing on the original copy of such Licensed Software delivered to Buyer; and retain the same without alteration on all original copies; and

5.5 Destroy the Licensed Software and all copies at such time as the Buyer chooses to permanently cease using it.

6.  Buyer shall not:

6.1 Use the Licensed Software (i) for any purpose other than Buyer's own internal business purposes and (ii) other than as provided by this License; or

6.2 Allow anyone other than Seller, its agents or employees, or Buyer's employees and agents to have physical access to the Licensed Software; or

6.3 Make copies of the Licensed Software except such limited number of object code copies in machine readable form only, as may be reasonably necessary for execution or archival purposes only; or

6.4 Make any modifications, enhancements, adaptations, or translations to or of the Licensed Software, except for those resulting from those Buyer interactions with the Licensed Software associated with normal use and explained in the associated documentation; or

6.5 Attempt to reverse engineer, disassemble, reverse translate, decompile, or in any other manner decode the Licensed Software, in order to derive the source code form or for any other reason; or

6.6 Make full or partial copies of any documentation or other similar printed or machine-readable matter provided with Licensed Software unless the same has been supplied in a form by Nortel intended for periodic reproduction of partial copies or except limited partial/copies of documentation for Buyer's internal use only; or

6.7 Export or re-export the Licensed Software and/or associated documentation from the fifty states of the United States and the District of Columbia.

7. Buyer may assign collectively its rights under this License to any subsequent owner of the Hardware, but not otherwise, except that no such assignment or sublicense may be made to a direct competitor of Nortel who manufactures or sells wireless communications systems. No such assignment shall be valid until Buyer shall delegate all of its obligations under the Agreement to such party, and obtains from the assignee an unconditional written assumption of all of such obligations, and Nortel consents, in writing, to such delegation and assumption. Nortel shall not unreasonably withhold such consent. Upon completion of such delegation and assumption Buyer shall transfer physical possession of all Licensed Software (including all backup copies) to the assignee. Except as provided, neither this License or any rights acquired by Buyer through this License are assignable. Any attempted assignment of rights and/or transfer of Licensed Software not specifically allowed shall be void and conclusively presumed a material breach of this License.

8. If Nortel claims a material breach of this License and files an action in a court of competent jurisdiction seeking relief, and a judge issues a court order, or renders a judgment that there is a material breach of this License, then Buyer shall be required to return the Software to Nortel or its distributor. If Buyer fails to return such Software within five (5) working days after the issuance of the court order or judgment, or in the case of disclosure of the Software to anyone other than Buyer's employees or agents, then Nortel shall have the right, without further notice, to temporarily terminate Buyer's right to continue to possess and use the Software. If Nortel elects to exercise that right, Nortel may enter upon the premises of Buyer during regular business hours and take possession of, remove, and retain the Software until such time as the court may order otherwise. For purposes of obtaining injunctive relief hereunder Buyer shall be deemed to have agreed that remedies available at law are not adequate to protect the interests of Nortel and/or its suppliers, and to have consented to the equity jurisdiction of the court.

9. IN NO EVENT WILL NORTEL AND/OR ANY OF ITS SUPPLIERS BE LIABLE TO OR THROUGH BUYER FOR: (1) ANY INDIRECT, SPECIAL, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOST SAVINGS, OR INTERRUPTION OF BUSINESS) SUFFERED BY BUYER FOR ANY REASON; (2) ANY DAMAGES SUFFERED BY BUYER AS A RESULT OF BUYER'S FAILURE TO LIVE UP TO BUYER'S OBLIGATIONS UNDER THIS AGREEMENT; (3) ANY CLAIM AGAINST BUYER BY ANY THIRD PARTY FOR DAMAGES OF ANY KIND; ANY OR ALL OF WHICH ARISE FROM OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF SOFTWARE GOVERNED BY THIS AGREEMENT, AND EVEN IF NORTEL AND/OR ANY OF ITS SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS. EXCEPT AS GRANTED IN THE BODY OF THE AGREEMENT

                                      5-1

TO WHICH THIS LICENSE IS ATTACHED, THE LICENSED SOFTWARE IS PROVIDED BY NORTEL "AS IS" AND WITHOUT WARRANTY OF ANY KIND OR NATURE, WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING (WITHOUT LIMITATION) THE IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE. THIS LIMITATION OF WARRANTIES WAS A MATERIAL FACTOR IN THE ESTABLISHMENT OF THE LICENSE FEE CHARGED FOR EACH SPECIFIC ITEM OF SOFTWARE LICENSED.

                                                        Supply Version 2.0
                                                        Wireless - 3/97

                                      5-2

                                    ANNEX 6

                                 DOCUMENTATION


System Documentation is available through Seller's computer-based information system ("HELMSMAN") as described below:

  HELMSMAN CD-ROM: Includes one (1) compact disc and one (1) application program; CD-ROM reader and interface card are optionally available through Seller for use on Buyer-supplied DOS personal computer. Updates are available at additional costs. (Documents not available on compact disc will be provided in paper format.)

                                      6-1

                                    ANNEX 7

                               ADJUNCT PLATFORMS


This Annex and the attached exhibits define the special terms and conditions applicable to the sale and purchase of Adjunct Platforms. Except as set forth herein, the terms of the Agreement shall continue to apply. In the event of a conflict between the provisions of this Annex and the provisions of the body of the Agreement, the provisions of this Annex shall take precedence over the provisions of the body of the Agreement.

1.0     PRICE

1.1 The Price for an Adjunct Platform shall consist of (i) unit list prices for applicable third-party hardware, and (ii) the license fees to use the associated Value-added Software as set forth in the form of Exhibit A hereto, "Adjunct Platform Prices." Any discounts set forth in the Agreement do not apply to Adjunct Platform Prices.

1.2 Unless otherwise specified, the above noted Prices are exclusive of Seller's charges for any Services associated therewith.

1.3 The Prices are also exclusive of any taxes, which shall be the responsibility of Buyer pursuant to Section 6.4 of the Agreement.

1.4     Prices for future orders will be quoted upon Buyer request.

2.0     PAYMENT

2.1 Notwithstanding anything to the contrary contained in Article 6 of the Agreement, Buyer shall pay Seller the appropriate Price in accordance with the following schedule:

2.1.1 90% of the Purchase Order Price shall be invoiced by Seller upon shipment of the Adjunct Platform to the Installation Site. Such payment shall be paid to the Seller within thirty (30) days following the date of Seller's invoice therefor.

2.1.2 10% of the Purchase Order Price shall be invoiced by Seller after Acceptance of the Adjunct Platform as defined in Section 6 herein. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.

2.1.3 For Value-added Software components licensed separately (not part of an Adjunct Platform), or other individual hardware units supplied by Seller for use with the Adjunct Hardware, 100% of the Purchase Order Price shall be invoiced by Seller upon delivery to Buyer. Such payment shall be paid to Seller within thirty (30) days following the date of Seller's invoice therefor.


                                      7-1

3.0     WARRANTY

3.1     Value-Added Software Warranty

        Notwithstanding anything to the contrary contained in Section 8.3 of the Agreement, Seller warrants that, provided the Value-added Software is not altered by Buyer, and provided such Value-added Software is used in conjunction with the applicable third-party hardware and Equipment and such third-party hardware, Equipment and Value-added Software have been maintained in accordance with the applicable third-party hardware vendor's and Seller's recommended maintenance procedures, respectively, the Value-added Software shall function during the Warranty Period materially in accordance with Seller's specifications.

3.2     Third-Party Hardware

        Third-party hardware, when furnished pursuant to this Annex, shall be warranted by the applicable third-party hardware vendor in accordance with such applicable vendor's standard warranty, which warranty shall be passed through directly to Buyer. When requested by Buyer, Seller shall furnish first echelon warranty support during Seller's regular business hours, provided, however, that Buyer shall deal directly with such applicable vendors for repair and return of defective material. The Price includes warranty services from the applicable vendor(s) for the first year following shipment of the Adjunct Platform. Thereafter, Seller recommends that Buyer also purchase an extended service plan from the applicable third-party hardware vendor(s).

4.0     VALUE-ADDED SOFTWARE LICENSE

4.1 Buyer is hereby granted a non-exclusive license to use the Value-added Software in accordance with Article 11 and Annex 5 of the Agreement and the applicable NTPs. Notwithstanding anything to the contrary contained in Annex 5, Buyer may use such Value-added Software in conjunction with multiple processing units comprising the Adjunct Hardware.

4.2 From time to time, Seller may offer a corporate network right-to-use fee, which right-to-use fee shall be limited to use by a specified number of voice channels on Buyer's System(s) for that price, or such other measurable unit as may be applicable for a particular feature.

5.0     VALUE-ADDED SOFTWARE UPGRADES

5.1 Seller shall offer an annual service plan for Value-added Software maintenance, which service plan shall include Seller's Technical Assistance Service (TAS) and such Value-added Software upgrade(s) as Seller may make available during the year.

                                      7-2

5.2 Buyer shall keep the Value-added Software current, i.e., no more than two (2) numbered releases behind Seller's then-current release. Any new Value-added Software release may require the purchase of additional Hardware by Buyer.

5.3 If Buyer has elected to remain on an outdated release and wishes to upgrade such Value-added Software to Seller's then-current release, the price therefor shall be the lesser of (i) the Value-added Software maintenance License Fee for each year an upgrade was not implemented pursuant to Section 5.1 hereinabove; or (ii) the price differential between the then-current release and Buyer's release then-residing on Buyer's Adjunct Platform.

6.0     SCHEDULE FOR INSTALLATION, TESTING AND ACCEPTANCE

6.1 Seller's standard acceptance test procedures "Acceptance Test Procedures" [ATPs] shall be used for the testing and acceptance of the applicable Adjunct Platforms in the form of Exhibit B, "Acceptance Test Plan." (See Exhibit B for the MDS Acceptance Test Procedures.) Prerequisite site preparation is the responsibility of Buyer as also addressed in Exhibit B.

6.2 Seller shall install the third-party hardware in accordance with a schedule to be mutually agreed by the parties, a sample of which is attached hereto as Exhibit C, "MDS Sample Project Schedule." Seller shall provide Buyer three (3) days prior notification that such Adjunct Platform is ready for testing, and following such notification, Buyer agrees to have a representative present to witness and acknowledge completion of such testing. Seller shall test the Adjunct Platform in accordance with the applicable ATPs to determine the Adjunct Platform conformity with such applicable standards and specifications as set forth in the ATPs.

6.3 At the end of testing, Buyer shall either accept the Adjunct Platform in writing as herein provided or notify Seller in writing specifying in reasonable detail those particulars in which the Adjunct Platform does not meet the applicable ATPs. With respect to any such particulars, Seller shall promptly proceed to take corrective action, and following correction, Buyer shall accept the Adjunct Platform in writing. Successful completion of the aforementioned ATPs shall be deemed to constitute "Acceptance" of the applicable Adjunct Platform.

                                      7-3

                                   EXHIBIT A

                           ADJUNCT PLATFORM PRICING
                                   (SAMPLE)


           Adjunct Platforms                            Price

1.0  MTX Data Server ("MDS")

1.1  Hardware Components                            $____________

1.2  MDS Software License Fees                      ($ per Voice Channel License
                                                    Fee)

     1.2.1  Base Software                           $____________

     1.2.2  Modular Software

            1.2.2.1  Accounting Mediation Services  $____________

            1.2.2.2  Accounting Service Collection  $____________

            1.2.2.3  CDPD Billing Service           $____________

     1.2.3  Total Software License Fee              $____________

1.3  Total MDS Price                                $____________

2.0  ADEPT

2.1  Hardware Components                            (Not offered for purchase
                                                    hereunder)

2.2  ADEPT Software                                 ($ per Voice Channel License
                                                    Fee)

2.3  Total ADEPT Price                              $____________

3.0  Integration/Installation                       $____________

4.0  First-Year Warranty Services                   $____________

5.0  Total Price                                    $____________


                                     7A-1

                                   EXHIBIT B

                           MDS ACCEPTANCE TEST PLAN

                                   (SAMPLE)


The following test plan is intended to verify standard functionality for the MDS product with release 2.0 Software. As new releases are introduced this plan will be updated.

The plan assumes that all site preparation activities have been completed, that the DMS-100W switch(es) are configured to support the necessary links to the MDS, and that the client applications ("Clients") connected to LAN are available for the MDS access. The MDS installation must be complete before Acceptance activities can begin (i.e., HP has installed and powered up server). Buyer and Seller will initial below as tests are completed.

1.     Accounting Mediation Service (AMS) Test Plan

1.1    Areas of Test (AMS)

1.1.1 Verify product delivery for accuracy and completeness before beginning Acceptance testing

1.1.2  Base Performance

       Verify switch site datafill.
       UNIX site configuration.
       Threshold Parameters.

1.1.3  Links

       Confirm NT1X89BA/BB configuration.
       Verify physical link connectivity.
       Verify interoffice facilities (from MTX to MDS).

1.1.4  Reliable Data Transfer

       Single/Dual link.
       Abnormal Termination Recovery.
       Verify that AMS to ACS transfer is enabled.
       Clients (unfiltered/filtered).

1.1.5  GUI Performance

       Menu operation.

                                                ___________      ____________
                                                Buyer            Seller

                                     7B-1

1.2   Test Cases (AMS) (Refer to NTPs 411-2141-520, 411-2141-523)

      1.  Confirm all relevant Switch datafill.
          Verify physical connectivity from MTX to MDS.
          NT1X89BA/BB: Verify cable is connected to correct port on MPC card. Verify MPC is in shelf slot corresponding to datafill configuration.
          WAN Connection: Confirm that WAN facilities are in place and active (Cables connected to proper WAN ports, modems turned on, etc.).
          Test Facilities:  Set local/remote loopbacks and send test data.

      2.  Verify all GUI functionality.  Examples are shown below.

          A.  Verify the following MDS GUI Configuration commands:

              Configure, Edit, and Delete a Switch.
              Configure, Edit, and Delete a Client.
              Configure Switches and clients per specifications.
              Verify Client filtering commands.
              Verify reformatting commands.
              Verify Topology Area is accurate.

          B.  Verify the following MDS GUI Performance Manager commands:

              CPU Occupancy Tool.
              Buffer Occupancy Tool.

          C.  Verify the following MDS GUI Fault Manager commands:

              System Status.
              Configuration of System Status Thresholds and Alarms.

          D.  Verify the following MDS GUI System Security commands:

              Domain Maintenance.
              User Maintenance.
              Users can log in and access only configured domains.

      3. Ensure MTX ability to transfer CDRs via two V.35 links, utilizing the AFT/MNP protocol. Note that if CDRs are being transferred to AMS, AFT/MNP must be used for CDR transfer. If TMS (see CBS section below) transfer is needed AFT/MTP can be used, but AFT/MNP can be used for TMSs only if CDR transfer is not required.

      4.  Verify error recovery functions.
          AFT/MNP: Disable one of dual X.25 links and verify that CDRs continue to flow to MDS. Recover link and verify that next file begins using both links.
          Links: Disable both X.25 links. Recover links and verify that data transfer resumes at the point where it was disrupted.

                                     7B-2

          Hardware:  Disable MDS circuit packs (e.g., Pull ACC card).
          Restore hardware and verify that transfer automatically restarts and no CDR data is lost.

      5.  Verify that all available clients can receive data.
          NOTE: Nortel cannot be responsible for Client availability unless the Client is supplied by Nortel. Once Acceptance activities have begun, they must be completed in a timely fashion, and Acceptance cannot be refused solely because non-Nortel clients are unavailable for verification.

      6. Verify that the Client interface can recover in the event of a failure.
          NOTE: Nortel cannot be responsible for the recovery of a Client application unless it is supplied by Nortel. The intent of this test is to verify that the MDS interface (e.g., LAN connection) will recover.

      7.  Verify transfer audit functions.

      8.  Verify the following MDS GUI Operations commands:

          Start Processes.
          Terminate Processes.
          View Logs.
          Client Transfer Control.
          Queue Purge Functions.
          MTX to MDS Queue Transfer Status.

      9. If 9-track tape option is present, verify the following MDS GUI Operations commands:

          Tape In/Tape Out and Export/Import Optionally.

      10. If the 9-track tape option is present, verify the following MDS GUI tapeopr login commands:

          Tape In/Tape Out operations once configured by Security Manager. No other screens are available to tapeopr.

      11. If 9-track tape is not available, verify that AMA files can be archived to Digital Audio Tape (DAT). Verify that the AMA files can be restored from DAT to the AMS file buffer for re-processing.

                                                  __________       __________
                                                  Buyer            Seller

                                     7B-3

2.0   Accounting Collection Services (ACS) Test Plan (Refer to NTP 411-2141-525)

2.1   Areas of Test (ACS)

2.1.1 ACS Client

      Windows `95/3.1/Xterm.

2.1.2 CDR Search

2.1.3 Base Performance

      User Domain Management of Client Station.
      Sybase Drivers.
      Threshold Parameters.

2.1.4 GUI Performance

      Menu operation.

2.2   Test Cases (ACS)

      1.  Verify DCDMON process is running.

      2.  Verify the following MDS GUI Configuration commands:

          Configure and edit Client application preferences.

      3.  Verify the following MDS GUI Performance Manager commands:

          CPU Occupancy Tool.
          Query Database Occupancy.

      4.  Verify the following MDS GUI Fault Manager commands:

          System Status.
          Configuration of System Status Thresholds and Alarms.

      5.  Verify search application configuration:

          SQLEDIT.
          SYBPING.

      6.  Verify CDR search application:

          Customer Service search.
          Adhoc Reports.
          CDR Browsing.

                                                    __________       __________
                                                    Buyer            Seller

                                     7B-4

3.    CDPD Billing Service (CBS) Test Plan 3.1

3.1   Areas of Test (CBS) (Refer to NTP 411-2141-524)

      CBS can be a standalone application or it can be included with AMS and/or other applications. If CBS is included with AMS, many of the tests below will have been performed in conjunction with AMS testing.

3.1.1 Base Performance

      Switch site datafill.
      UNIX site configuration.
      Threshold Parameters.

3.1.2 Links

      Confirm NT1X89BA configuration.
      Verify physical link connectivity.
      Verify interoffice facilities (from MTX to MDS).

3.1.3 Reliable Data Transfer

      Single/Dual link.
      Abnormal Termination.
      Client.

3.1.4 GUI Performance

      Menu operation.

3.2   Test Cases (CBS)

      1.  Verify physical connectivity from MTX to MDS:

          NT1X89BA/BB: Verify cable is connected to correct port on MPC card. Verify MPS is in shelf slot corresponding to datafill configuration.
          Confirm all relevant Switch datafill.
          WAN Connection: Confirm that WAN facilities are in place and active (Cables connected to proper WAN ports, modems turned on, etc.).
          Test Facilities: Set remote loopbacks and send test data.

      2.  Verify the following MDS GUI Configuration commands:

          Configure, Edit, and Delete a Switch.
          Configure, Edit, and Delete a Client.

                                     7B-5

          Configure Switches and Clients per specifications.
          Verify Topology Area is accurate.

      3.  Verify the following MDS GUI Performance Manager commands:

          CPU Occupancy Tool.
          Buffer Occupancy Tool.

      4.  Verify the following MDS GUI Fault Manager commands:

          System Status.
          Configuration of System Status Thresholds and Alarms.

      5.  Verify the following MDS GUI System Security commands:

          Domain Maintenance.
          User Maintenance.
          Users can log in and access only configured domains.

      6. Ensure MTX ability to transfer Traffic Matrix Segment (TMS) blocks via a single X.25 link, utilizing the AFT/MTP process. Note that if CDRs are being transferred to AMS, AFT/MNP must be used for CDR transfer. If TMS block transfer is needed AFT/MTP can be used, but AFT/MNP can be used for TMSs only if CDR transfer is not required. AFT/MTP can support only a single link per switch for TMS transfer.

      7.  Verify error recovery functions:

          AFT/MNP: Disable X.25 link. Recover link and verify that TMS transfer resumes to MDS.

          Hardware: Disable MDS circuit packs (e.g., Pull ACC card). Restore hardware and verify that transfer automatically restarts and no TMS data is lost.

      8.  Verify that the CBS Client can receive data.

      9.  Verify that Client interface can recover in the event of a failure.

          NOTE: Nortel cannot be responsible for the recovery of a Client application unless it is supplied by Nortel. The intent of this test is to verify that the MDS interface (e.g., LAN connection) will recover.

     10. Verify that TMS Tape Archive (TAR) files can be stored to Digital Audio Tape (DAT) for backup purposes, or for shipment to a billing center. Verify that the TAR file can be restored to the CBS buffer for re-processing.

                                     7B-6

     11.  Verify the following MDS GUI Operations commands:

          Start Processes.
          Terminate Processes.
          View Logs.
          Delete processed files from backup directory.
          MTX to MDS Queue Transfer Status.

     12. If 9-track tape option is present, verify the following MDS GUI Operations commands:

          TapeIn and Import Optionally.

     13. If the 9-track tape option is present, verify the following MDS GUI tapeopr login commands:

          TapeIn operations once configured by Security Manager.
          No other screens are available to tapeopr.


                                             ___________      __________
                                             Buyer            Seller


Accepted:



_________________________                    ___________
          Buyer                                  Date

                                     7B-7

                                   EXHIBIT C

                          MDS SAMPLE PROJECT SCHEDULE


                                                        Responsible
Week                   Milestone Event                     Party
--------------------------------------------------------------------

  1     P.O. accepted by Seller                            Both

  2     Review the CI Document input with Buyer            Seller

  3     Review Site Prep Requirements with Buyer           Seller

  4     Engineer and Order Equipment                       Seller

  5     Ship Documentation to Buyer                        Seller

  5     Establish Equipment Receipt and Buyer              Both
        Installation dates

  10    Verify Site Prep has been completed (UPS, LAN,     Both
        Power, Modem Line, Data Ckts to other sites,
        Client access [fraud, billing, etc.])

  12    Installation Start                                 Seller

  13    Adjunct Platform Acceptance complete               Both

                                     7C-1